SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X

Filed by a party other than the Registrant

Check appropriate box:

         Preliminary proxy statement
         Definitive proxy statement
         Definitive additional materials
         Solicitation material

Standish, Ayer & Wood Investment Trust (Name of Registrant as Specified in Its Charter)
Board of Trustees of Standish, Ayer & Wood Investment Trust (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

         $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing:

(1) Amount previously paid: $125
(2) Form, schedule or registration no.: PRE 14A
(3) Filing party: Standish, Ayer & Wood Investment Trust
(4) Date filed: 25-Jan-96

                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                                   A Series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 29, 1996

To Our Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Standish Small Capitalization Equity Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), will be held on March 29, 1996, at 10:00 a.m., Eastern time, at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 for the following purposes:

         (1) To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment;

         (2) To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio to (A) elect Trustees of Standish, Ayer & Wood Master Portfolio; (B) ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and (C) approve the Investment Advisory Agreement between the Portfolio and its investment adviser, Standish, Ayer & Wood, Inc.;

         (3) To consider and act upon a proposal to eliminate the Fund's fundamental investment restriction regarding investment in investment companies; and

         (4) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The subjects referred to above are discussed in the accompanying Proxy Statement. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on February 1, 1996 have the right to receive notice of and to vote at the Meeting. We urge you to complete, date, sign and promptly return the enclosed proxy card in order that the Meeting may be held and the Fund may avoid the additional expense of further solicitation.
                                 David W. Murray
                                 SECRETARY
February 16, 1996

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                                   A SERIES OF
                   STANDISH, AYER & WOOD INVESTMENT TRUST
                             One Financial Center
                           Boston, Massachusetts 02111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Standish, Ayer & Wood Investment Trust (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders of Standish Small Capitalization Equity Fund (the "Fund"), a series of the Trust, to be held on March 29, 1996, at 10:00 a.m. (Boston time) at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 16, 1996 to shareholders of record at the close of business on February 1, 1996 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 3,355,375 shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         The executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE TRUST AT THE ADDRESS SET FORTH ABOVE OR BY CALLING 1-800-221-4685 (TOLL
FREE).

         IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

         In order that your Shares may be represented at the Meeting, you are requested to:

         - indicate your instructions on the enclosed proxy card;

         - date and sign the proxy card;

         - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         - allow sufficient time for the proxy card to be received by 10:00 a.m. on March 29, 1996.

PROPOSAL 1: TO APPROVE AND TO IMPLEMENT A NEW INVESTMENT POLICY AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS

                                     SUMMARY

         The Trustees of the Trust have approved, and are submitting to the shareholders of the Fund for approval, the adoption and implementation of a new investment policy for the Fund and the amendment of certain of the Fund's fundamental investment restrictions to permit the Fund to invest all of its investable assets ("Investable Assets") in the Standish Small Capitalization Equity Portfolio (the "Portfolio"). The Portfolio, a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), has substantially the same investment objective, policies and restrictions as the Fund. The adoption and implementation of the new investment policy and changes in the investment restrictions for the Fund are subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest all the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the Hub and Spoke(R) master-feeder fund structure.1

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe that the Fund's conversion to the Hub and Spoke master-feeder fund structure will be advantageous to the shareholders of the Fund in several respects. Please see "Recommendation of the Board of Trustees" on page 7 of this Proxy Statement for a discussion of the Trustees' recommendation.

                              NEW INVESTMENT POLICY

         The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy for the Fund, I.E., to invest all of the Fund's Investable Assets in the Portfolio. The Portfolio is a series of the Portfolio Trust, a newly formed trust to be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") serves as the Fund's investment adviser and, subject to shareholder approval, will serve as the Portfolio's investment adviser. By investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

         To the extent required by applicable law or the Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the
--------
1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

Trustees of the Trust to implement the Fund's conversion to the Hub and Spoke master-feeder fund structure. If this Proposal is approved by the shareholders of the Fund and the Trustees are satisfied with certain tax matters discussed below, the Trustees intend to convert the Fund to the Hub and Spoke master-feeder fund structure on or about the close of business on March 29, 1996 or such later date as the Trustees may approve.

         The Trustees expect to implement the Fund's conversion to the Hub and Spoke master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

         To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve the changes in investment restrictions and adopt and authorize the implementation of the new investment policy described in this Proposal, and the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser.

         Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its directors and its other contractual arrangements with the Trust, see pages 13-16 of this Proxy Statement.

         Upon exchange of its Investable Assets for an interest in the Portfolio, the Fund will retain the services of Standish under an administration agreement. Under the administration agreement, Standish would provide the Fund with general office facilities, supervise the overall administration of the Fund and allow the Fund to use the name "Standish." In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses

(excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For these services, Standish currently will not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish for its services under the administration agreement.

                              COMPARATIVE EXPENSES

         The following table shows the actual expenses of the Fund for the fiscal year ended December 31, 1995 and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the Hub and Spoke master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period.

                                                   AGGREGATE PRO FORMA
                                                   EXPENSES (ASSUMING THAT THE
                                                   AVERAGE DAILY NET ASSETS
                                                   INVESTED BY THE FUND IN THE
                                       ACTUAL      PORTFOLIO WERE $146,207,195)
                                      EXPENSES
ANNUAL FUND OPERATING EXPENSES
Investment advisory fees............    0.60%                  0.60%
12b-1 distribution expenses.........    none                   none
Other expenses......................    0.15%                  0.15%*
                                        -----                  -----
Total Operating Expenses............    0.75%                  0.75%*
                                        =====                  =====


Example                             1 YR.       3 YRS.      5 YRS.     10 YRS.
                                    -----       ------      ------     -------

You would pay the following
expenses on a hypothetical
$1,000 investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each time period:                $8         $24           $42         $93

         THE INFORMATION IN THE HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


         If the Fund is converted to the Hub and Spoke master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between December 31, 1995 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

     *After expense limitation. Standish has voluntarily agreed to limit the master- feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Other Expenses and Total Operating Expenses are estimated to be on a pro forma combined basis approximately 0.19% and 0.79%, respectively. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

                               TAX CONSIDERATIONS

     The Trust will apply for a ruling from the Internal Revenue Service ("IRS") to the effect that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes. Management of the Trust currently intends to proceed with the transfers only upon the issuance of a favorable ruling by the IRS or the availability of an opinion of tax counsel with respect to the matters requested in the Ruling. There can be no assurance that such Ruling will be issued or such an opinion will be available.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirement imposed by the Code. Under current law, so long as the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the Commonwealth of Massachusetts. The Portfolio is organized and intends to conduct its operations in a manner such that it also will not be required to pay any federal or Massachusetts income or excise taxes.

                          DESCRIPTION OF THE PORTFOLIO

         The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (I.E., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in nonfundamental investment policies or restrictions would not require such approval. Shareholders of the Fund will receive at least thirty days prior written notice with respect to any change of the Portfolio's investment objective. As a fundamental policy, the Fund's investment objective may not be changed without shareholder vote. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment in the Portfolio. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for the obligations of the Portfolio, up to the amount of its interest in the Portfolio. In addition, holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

         The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on page 10 of this Proxy Statement.

              PROPOSED AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS

         The Trustees have approved, subject to a shareholder vote, the amendment of the investment restrictions of the Fund to permit the Fund to invest all of its Investable Assets in the Portfolio. The proposed amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders. Certain of the Fund's investment restrictions may be deemed to prohibit the Fund from seeking its investment objective by investing all of its Investable Assets in the Portfolio. (See Investment Restrictions 1, 2, 6, and 9 in Exhibit A.)

         The investment restrictions for the Fund would be amended to provide that "NOTWITHSTANDING THE CURRENT INVESTMENT RESTRICTIONS, THE FUND MAY
INVEST SUBSTANTIALLY ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES," AS DEFINED IN THE 1940 ACT, OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND".

         Additional changes are necessary to certain non-fundamental investment restrictions of the Fund in order to make the Fund's current restrictions consistent with the foregoing exception. The complete list of proposed investment restrictions with respect to the Fund is attached as Exhibit A. These proposed investment restrictions have been marked to show changes from the Fund's current investment restrictions. Proposed additions are highlighted and proposed deletions are struck out.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that the Hub and Spoke master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio. Since certain of these other vehicles would not otherwise invest in the Fund due to tax and other reasons, additional assets should be attracted to the Portfolio, thus increasing the Portfolio's asset base. This anticipated larger asset base will be advantageous to the shareholders of the Fund in several respects. The following and other factors were considered by the Board in approving the Fund's conversion to the Hub and Spoke master-feeder fund structure.

         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the Hub and Spoke master-feeder fund structure. Currently, the Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio.

         Second, to the extent that the Portfolio will have a larger asset base than that of the Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to be beneficial to shareholders of the Fund and other investors in the Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of the Portfolio would permit the purchase of investments in larger denominations than the Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of the Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolio by entities in addition to the Fund. There can, however, be no assurance that either an increase in assets of the Portfolio or the benefits described above will be realized and no such benefits are anticipated until other investors invest their assets in the Portfolio.

         The Trustees also recognized that the Adviser could benefit from the proposed Hub and Spoke master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. These additional investors may include other investment companies or advisory accounts advised by the Adviser. In addition, this structure could attract corollary advisory and related fees to the Adviser with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and have considered the expense limitation voluntarily agreed to by Standish. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Hub and

Spoke master-feeder fund structure, the Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of the Trust) have concluded that it would be in the best interests of the Fund and its shareholders to approve the adoption and implementation of a new investment policy and the amendment of certain investment restrictions to enable the Fund to invest all of its Investable Assets in the Portfolio.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Fund. Under the 1940 Act, this means that to be approved, the Proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1.

         In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain Standish, Ayer & Wood, Inc. as the investment adviser for the Fund to manage the Fund's assets through directly investing in securities, and the advisory agreement with Standish, Ayer & Wood, Inc. would continue in effect in its current form.

PROPOSAL 2: AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio Trust is expected to ask the Fund as an initial holder in the Portfolio to vote on such matters. Any vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

         (A)      Elect a Board of Trustees of the Portfolio Trust;
         (B) Ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and
         (C) Approve the Investment Advisory Agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Standish, Ayer & Wood, Inc.

         The Trust on behalf of the Fund will cast its votes on each matter in the same proportions as the votes cast by the Fund's shareholders. At the present time it is anticipated that there will be at least two holders of interests with respect to the Portfolio. However, the Fund is expected initially to own substantially all of the interests in the Portfolio.

PROPOSAL 2(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST

     It is the present intention that the enclosed proxy will, unless marked to the contrary, be used for the purpose of authorizing the Trust to vote for the election of the seven nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's Declaration of Trust. Please note that each of the nominees currently serves as a Trustee of the Trust and has consented to serve as a Trustee of the Portfolio Trust if elected at the Meeting. Pursuant to the Declaration of Trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Trustees.

         Should any nominee withdraw from the election or otherwise be unable to serve (an event not now anticipated), the Trust will vote FOR the election of such substitute nominee as the Board of Trustees of the Portfolio Trust may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon or a decision is made to reduce the number of Trustees serving on the Board). The following table sets forth certain information about the nominees:

                                      BUSINESS EXPERIENCE
NAME                       AGE       DURING PAST FIVE YEARS

D. Barr Clayson*            60       Vice President and Managing Director,
                                     Standish, Ayer & Wood, Inc.; President,
                                     Standish International Management Company,
                                     L.P.

Samuel C. Fleming           55       Chairman of the Board and Chief Executive
                                     Officer, Decision Resources, Inc.; through
                                     1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman        51       William Joseph Maier Professor of Political
                                     Economy, Harvard University

John H. Hewitt              60       Trustee, The Peabody Foundation; Trustee,
                                     Visiting Nurse Alliance of Vermont and New
                                     Hampshire

Edward H. Ladd*                58    Chairman of the Board and Managing
                                     Director, Standish, Ayer & Wood, Inc.;
                                     formerly, President of Standish, Ayer &
                                     Wood, Inc.

Caleb Loring III               52    Trustee, Essex Street Associates (family
                                     investment trust office); Director, Holyoke
                                     Mutual Insurance Company

Richard S. Wood*               41    Vice President, Secretary and Director,
                                     Standish, Ayer & Wood, Inc.; Executive Vice
                                     President, Standish International
                                     Management Company, L.P.

*Interested Person of the Portfolio Trust by reason of his affiliation with the Adviser.

         Messrs. Fleming, Friedman, Hewitt and Loring, each of whom is an Independent Trustee, are members of the Committee of the Independent Trustees of the Portfolio Trust which is chaired by Mr. Fleming. The Portfolio Trust has not yet held any meetings of this Committee. The Committee of the Independent Trustees, among other things, (1) will serve as the liaison between the independent auditors and the Portfolio Trust's management as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of each Portfolio's assets; (2) will seek to assure the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests; and (3) will review the scope of the audit, the financial results of each series of the Portfolio Trust for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby will assist the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices.

         As of January 15, 1996, no officer or Trustee or nominee for election as Trustee of either the Trust or the Portfolio Trust, individually, directly or indirectly beneficially owned more than 1% of the outstanding shares of the Fund or the Portfolio. As a group, such individuals beneficially owned approximately 1.03% of the outstanding shares of the Fund as of January 15, 1996.

         No fees have been paid by the Portfolio Trust to date to the nominees for election as Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees for the fiscal year ending December 31, 1996. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                         PENSION OR              TOTAL
                                         RETIREMENT              COMPENSATION
                      AGGREGATE          BENEFITS                FROM PORTFOLIO
                      COMPENSATION       ACCRUED AS              AND OTHER
                      FROM THE           PART OF                 FUNDS IN
NAME OF TRUSTEE       PORTFOLIO*         PORTFOLIO'S EXPENSES    COMPLEX**
---------------         ---------        --------------------     ----------
D. Barr Clayson         $   0                    $0               $     0
Samuel C. Fleming       1,445                     0                41,750
Benjamin M. Friedman    1,273                     0                36,750
John H. Hewitt          1,273                     0                36,750
Edward H. Ladd              0                     0                     0
Caleb Loring, III       1,273                     0                36,750
Richard S. Wood             0                     0                     0

------------
* Estimated. The Portfolio Trust is newly organized and has not paid any Trustee's fees.
** As of the date of this Proxy Statement, there were 14 mutual funds in the fund complex.

                                  REQUIRED VOTE


         Approval of the election of the Trustees of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(A).

PROPOSAL 2(B): RATIFICATION OF SELECTION OF ACCOUNTANTS

         The Trustees of the Portfolio Trust, including a majority of the Independent Trustees, have selected Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, as independent accountants for the fiscal year ending December 31, 1996. The employment of such auditors is expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities" (as defined above in Proposal 1) of the Portfolio at any meeting called for the purpose to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Coopers & Lybrand, L.L.P., an affiliate of Coopers & Lybrand, currently serves as the independent accountants of the Fund and for Standish. The Fund will be informed that no member of Coopers & Lybrand has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in each Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

         Representatives of Coopers & Lybrand are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Coopers & Lybrand present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies, unless marked to the contrary, will be voted in favor of authorizing the Trust to ratify the selection of Coopers & Lybrand as the independent accountants employed by the Portfolio Trust to sign or certify financial statements required to be signed or certified by independent accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1996.

                                  REQUIRED VOTE

         Approval of the selection of Coopers & Lybrand as independent accountants of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(B).

PROPOSAL 2(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO TRUST AND STANDISH, AYER & WOOD, INC.

         Standish, Ayer & Wood, Inc. (the "Adviser" or "Standish"), One Financial Center, Boston, Massachusetts 02111, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust and to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         Edward H. Ladd is the Chairman of the Board of Directors and Managing Director of Standish. The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb
F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.

Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood. Please see Exhibit B to this Proxy Statement for a list of each officer and Trustee of the Portfolio Trust who is an officer, employee or director of Standish.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. In addition to the Fund, the Adviser provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Equity Fund, Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $8 million, $89 million, $2.3 billion, $8 million, $243 million, $33 million, $33 million and $55 million, respectively, at December 31, 1995. Standish also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. An affiliate of the Adviser, Standish International Management Company, L.P. ("SIMCO"), acts as investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund, and Standish Global Fixed Income Fund, which had assets of $59 million, $804 million, and $138 million at December 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

     In order so that the Portfolio Trust not be deemed to be engaged in a "trade or business within the United States" under Section 864 of the Code, certain services must be performed on behalf of the Portfolio Trust outside the United States. The Portfolio Trust's compliance with these requirements will not subject investors in the Portfolio Trust that are not otherwise subject to taxation in the United States to U.S. taxation solely by reason of being an investor in the Portfolio Trust. In this regard, it is expected that IBT Trust Company (Cayman) Ltd., P.O. Box 501 Grand Cayman, Cayman Islands, BWI ("IBT"),
will  serve  as the  Portfolio  Trust's  administrator (the   "Portfolio
Administrator") pursuant to an administration agreement. As Portfolio Administrator, IBT will manage the affairs of the Portfolio Trust and will currently receive a fee from the Portfolio in the amount of $7,500 annually. Standish currently provides similar administrative services to the Fund without additional compensation.

         In recommending that the shareholders of the Fund authorize the Fund to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. Before making this recommendation, the Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc. The Trustees' review and evaluation of certain of these materials was made with respect to the Fund in November 1995.

         TERMS OF THE PROPOSED ADVISORY AGREEMENT

         The terms of the Proposed Advisory Agreement are substantially the same as the terms of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Current Advisory Agreement"), except: (i) the date of execution and the initial term; and (ii) as described above administrative services will be provided to the Portfolio by IBT under a separate administrative services agreement, which services are currently performed by Standish with respect to the Fund under the Current Advisory Agreement. The approval by Fund shareholders of this proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the Hub and Spoke master-feeder fund structure.

         The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit C.

         ADVISORY FEES AND EXPENSE LIMITATION. The rate at which the advisory fee is payable by the Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement and under the Proposed Advisory Agreement is payable by the Fund or the Portfolio, as the case may be, at a rate equal on an annual basis to 0.60% of the Fund's or the Portfolio's, as the case may be, average daily net assets. Upon conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Current Advisory Agreement with the Fund will be terminated and the advisory function will be performed by the Adviser under the Proposed Advisory Agreement. As such, although the Fund will not directly pay any advisory fees to the Adviser, it will indirectly bear its proportionate share of the advisory fees paid by the Portfolio to the Adviser pursuant to the Proposed Advisory Agreement.

         As discussed in Proposal 1, Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. As is the case with respect to the Fund in the Current Advisory Agreement, Standish has agreed in the Proposed Advisory Agreement to limit the Portfolio's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.5% of the Portfolio's average daily net assets, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year. For fiscal year ended December 31, 1995, advisory fee paid by the Fund amounted to $877,243, which represented 0.60% of the Fund's average daily net assets.

         ADVISORY SERVICES. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, Standish is responsible for providing continuously an investment program for the

Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, Standish will be required to determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. Standish will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto, including supervision of the Portfolio Administrator except that Standish will not perform such administrative services that would cause the Portfolio to be engaged in a U.S. trade or business.

         The Fund's portfolio manager is Nicholas S. Battelle, who has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in August 1990. If the Proposed Advisory Agreement is approved, it is intended that Mr. Battelle would serve as the Portfolio's portfolio manager. During the past five years, Mr. Battelle has served as a Director of the Adviser.

         EXPENSES. Under the Proposed Advisory Agreement, the Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Portfolio Trust's administrator and custodian, or interest and other like expenses properly payable by the Portfolio Trust.

         APPROVAL AND TERMINATION PROVISIONS. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         STANDARD OF CARE. The Proposed Advisory Agreement further provides that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

EXPENSES

     Subject to the expense limitations discussed above, the Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the Proposed Advisory Agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio Administrator. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $1,100,300 which represented 0.75% of the Fund's average net assets.

                                 REQUIRED VOTE

         Approval of the Portfolio Trust's Proposed Advisory Agreement with the Adviser requires a Majority Investor Vote as defined above.

         THE TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3(C).

          In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

PROPOSAL 3: TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN INVESTMENT COMPANIES

         Unrelated to Proposals 1 and 2 above, the Trustees of the Trust unanimously recommend that shareholders of the Fund approve the elimination of the Fund's current fundamental investment restriction regarding investment in investment companies.

         The Fund's current fundamental investment restriction regarding investment in investment companies states that the Fund may not:

                  purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets.

         If eliminated as proposed, the Trustees of the Trust would adopt a new nonfundamental investment restriction that would state that the Fund may not:

                  purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, AND PROVIDED FURTHER THAT THE FUND MAY MAKE SUCH A PURCHASE IN THE OPEN MARKET WHERE NO

     COMMISSION OR PROFIT TO A SPONSOR OR DEALER RESULTS FROM THE PURCHASE OTHER THAN CUSTOMARY BROKERS' COMMISSIONS AND THEN ONLY TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940.

     If Proposal 1 is also adopted, the restriction would also provide:
NOTWITHSTANDING THE FOREGOING, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         This change is being proposed to provide the Fund with additional investment flexibility. The change would permit investment in investment vehicles that would be attractive investments for the Fund but may technically be (or be deemed to be) investment companies (as defined in the 1940 Act) and, therefore, be prohibited by the Fund's current investment restriction. For example, if this Proposal is approved by shareholders, the Fund would be able to invest in Standard & Poor's depositary receipts, which are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index.

         Eliminating as fundamental the restriction regarding investment in investment companies would allow the Trustees to modify the non-fundamental investment restriction by a vote of Trustees should it become necessary as laws and regulations are amended in the future, without incurring the significant expense involved in soliciting proxies. Neither the 1940 Act nor any applicable law or regulation requires that this investment restriction be fundamental. The Fund is required to have a policy regarding investment in investment companies (as stated above), which may be non-fundamental under the securities laws of certain states. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fees paid by the Fund.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" (as defined in Proposal 1) of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3.

     In the event the shareholders of the Fund fail to approve this Proposal, the Fund will continue to adhere to the current fundamental investment restriction regarding investment in investment companies, or if Proposal 1 is adopted, to the restriction as amended in accordance with Proposal 1.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     At the close of business on February 1, 1996, no person owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund, except as listed below:

                                        Number (Percentage) of
Name and Address                        Shares Beneficially Owned
----------------                        -------------------------

Bingham, Dana & Gould                        255,183 (7.6%)
Trust Department
150 Federal Street
Boston, MA  02110

Rosemount Aerospace Profit                   252,429 (7.5%)
  Sharing Plan
Norwest Bank Minnesota, N.A. Trustee
Sixth Street and Marquette Avenue
Minneapolis, MN  55479

Lutheran Health Systems                      183,105 (5.5%)
 Employees Plan
Harris Trust & Savings Bank
4310 17th Avenue, SW
P.O. Box 6200
Fargo, ND  58106

PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                                  OTHER MATTERS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111, c/o Richard S. Wood, President so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. If shareholders desire additional information about the matters proposed for action, the Trust's management will be pleased to hear from them and provide further information.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except that where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         Shares of the Fund (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         Adoption by the shareholders of the Fund of each proposal requires the affirmative vote of the lesser of (i) 67% or more of outstanding shares of the Fund present at the Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares are represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

 EXPENSES AND METHODS OF SOLICITATION

         The costs of the Meeting, including the solicitation of proxies will be paid by Standish. Persons holding shares as nominees will be reimbursed by Standish, upon request, for their reasonable expenses of forwarding soliciting material to the principals of the accounts. In addition to the mailing of these proxy materials, proxies may be personally solicited by Trustees, officers and employees of the Trust, by personnel of Standish and of the Fund's transfer agent, Investors Bank & Trust Company, or by a professional solicitation organization in person or by telephone.

Dated: February 16, 1996


SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A

                             INVESTMENT RESTRICTIONS

         Proposed additions are highlighted and proposed deletions are struck out.

         AS A MATTER OF FUNDAMENTAL POLICY, THE FUND may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

3.       Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

9. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets. (IF PROPOSAL 3 IS APPROVED BY SHAREHOLDERS, THIS RESTRICTION WILL BE ELIMINATED AND A NONFUNDAMENTAL POLICY REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES WILL BE ADOPTED BY THE TRUST'S TRUSTEES. SEE PROPOSAL 3 ON PAGES 17 AND 18 ABOVE.)

         NOTWITHSTANDING ANY FUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND).
                                       22

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the FUND'S net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b.       Purchase or write options, except as described under "Strategic
         Transactions."

c. Invest in companies for the purpose of exercising control or management.

d. Invest in interests in oil, gas or other exploration or development programs.

e. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.

f. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the PORTFOLIO'S investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

g.       Invest more than an aggregate of 15% of the net assets of the Fund in
         (a) repurchase agreements which are not terminable within seven days,
         (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities.

         NOTWITHSTANDING ANY NONFUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

EXHIBIT B

         The Trustees and officers of the Portfolio Trust who are also directors, officers or employees of Standish are listed below. The address of each such person is c/o Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111.

                      POSITION HELD                 POSITION WITH
NAME                  WITH THE TRUST                STANDISH

D. Barr Clayson       Vice President                 Vice President and
                      and Trustee                    Managing Director

Edward H. Ladd        Trustee and                    Chairman of the Board
                      Vice President                 and Managing Director

Richard S. Wood       President                      Vice President,
                      and Trustee                    Secretary and Director

James E. Hollis III   Executive Vice                 Vice President and
                      President                      Director

David W. Murray       Treasurer and                  Vice President, Treasurer
                      Secretary                      and Director

Beverly E. Banfield   Vice President                 Vice President and
                                                     Compliance Officer

Lavinia B. Chase      Vice President                 Vice President

Anne P. Herrmann      Vice President                 Mutual Fund
                                                     Administrator

Denise B. Kneeland    Vice President                 Senior Operations Manager

EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT


        AGREEMENT made as of this day of , 1996, by and between Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Portfolio Trust") and Standish, Ayer & Wood, Inc., a Massachusetts corporation (the "Adviser").

                              W I T N E S S E T H:

        WHEREAS, the Portfolio Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the assets held by the Trustees of the Portfolio Trust may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes; and

        WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Portfolio Trust desires to retain the Adviser to furnish investment advisory services to the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a separate fund of the Portfolio Trust, and the Adviser is willing to furnish such services;

        NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

        I. APPOINTMENT OF THE ADVISER. The Portfolio Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

     II. DUTIES OF THE ADVISER. A. The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Portfolio Trust what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio will be held uninvested, and shall, on behalf of the Portfolio Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Portfolio Trust and to the provisions of the Portfolio Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Portfolio Trust, cause the Portfolio to be engaged in a "trade or business within the United States", as such term is used in Section 864 of the Internal Revenue Code of 1986, or any successor statute. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

         B. The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.

        III. COMPENSATION OF THE ADVISER. A. As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Portfolio Trust agrees to pay to the Adviser a fee equal at an annual rate to 0.60% of the Portfolio's average daily net assets. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fee, the Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Portfolio's current prospectus and statement of additional information.

        B. The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

        C. The Adviser agrees that if total expenses (excluding brokerage, taxes and extraordinary expenses) of the Portfolio for any fiscal year of the Portfolio exceed 1.50% of the Portfolio's average daily net assets, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

        IV. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Trust in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; PROVIDED, HOWEVER, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

        V. TERM AND TERMINATION. A. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually 1. by either the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event,
2. by vote of a majority of the Trustees of the Portfolio Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        B. This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

         C. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

        VI. LIMITATION OF LIABILITY. The phrase "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Portfolio Trust dated January __, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Portfolio Trust hereunder shall not be binding upon any of the Trustees, interest-holders, nominees, officers, agents or employees of the Portfolio Trust, personally, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust of the Portfolio Trust. The execution and delivery of this Agreement have been authorized by the Trustees and interest-holders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio Trust, acting as such, and neither such authorization by such Trustees and interest-holders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STANDISH, AYER & WOOD MASTER
PORTFOLIO, on behalf of STANDISH
SMALL CAPITALIZATION EQUITY
PORTFOLIO

Attest:

By:

Its:

STANDISH, AYER & WOOD, INC.

Attest:

By:

Its:

                                  PROXY BALLOT
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                                   A SERIES OF
                     STANDISH, AYER & WOOD INVESTMENT TRUST
 PROXY                                                                 PROXY



The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, David W. Murray and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Standish Small Capitalization Equity Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), to be held at the offices of the Trust, One Financial Center, 26th Floor, Boston, Massachusetts 02111, on March 29, 1996, at 10:00 a.m., or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

1) TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT AND TO IMPLEMENT A NEW INVESTMENT POLICY TO AUTHORIZE THE FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO (THE "PORTFOLIO"), A SERIES OF A SEPARATE OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO TRUST") HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS TO PERMIT SUCH INVESTMENT.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

TO CONSIDER AND ACT UPON PROPOSALS TO AUTHORIZE THE TRUST TO VOTE AS A HOLDER OF AN INTEREST IN THE PORTFOLIO TO:

2A)        ELECT TRUSTEES OF THE PORTFOLIO TRUST;

        ---
        --- FOR ALL NOMINEES LISTED BELOW
        ---
        --- VOTE WITHHELD FOR ALL NOMINEES LISTED BELOW
        ---
        --- FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
                BELOW BY STRIKING OUT THE NAME OF A NOMINEE)

                       D. BARR CLAYSON, SAMUEL C. FLEMING,
                      BENJAMIN M. FRIEDMAN, JOHN H. HEWITT,
              EDWARD H. LADD, CALEB LORING III AND RICHARD S. WOOD

2B) RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO; AND

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

2C) APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND ITS INVESTMENT ADVISER, STANDISH, AYER & WOOD, INC.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

3) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN INVESTMENT COMPANIES.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

4) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



           SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2B, 2C, AND 3 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                             Dated _______________________, 1996

                                             __________________________________

                                             __________________________________

                                             __________________________________
                                                       Signature(s)


     In signing, please write your name(s) exactly as your account is registered. When signing as an attorney, executor, adiministrator or other fiduciary, please give your full title as such. Joint owners should sign personally.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X

Filed by a party other than the Registrant

Check appropriate box:

         Preliminary proxy statement
   X     Definitive proxy statement
         Definitive additional materials
         Solicitation material

Standish, Ayer & Wood Investment Trust (Name of Registrant as Specified in Its Charter)
Board of Trustees of Standish, Ayer & Wood Investment Trust (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

         $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing:

(1) Amount previously paid: $125
(2) Form, schedule or registration no.: PRE 14A
(3) Filing party: Standish, Ayer & Wood Investment Trust
(4) Date filed: 25-Jan-96

                              STANDISH EQUITY FUND
                                   A Series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 29, 1996

To Our Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Standish Equity Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), will be held on March 29, 1996, at 10:00 a.m., Eastern time, at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 for the following purposes:

         (1) To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment;

         (2) To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio to (A) elect Trustees of Standish, Ayer & Wood Master Portfolio; (B) ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and (C) approve the Investment Advisory Agreement between the Portfolio and its investment adviser, Standish, Ayer & Wood, Inc.;

         (3) To consider and act upon a proposal to eliminate the Fund's fundamental investment restriction regarding investment in investment companies; and

         (4) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The subjects referred to above are discussed in the accompanying Proxy Statement. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on February 1, 1996 have the right to receive notice of and to vote at the Meeting. We urge you to complete, date, sign and promptly return the enclosed proxy card in order that the Meeting may be held and the Fund may avoid the additional expense of further solicitation.
                                 David W. Murray
                                 SECRETARY
February 16, 1996

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                              STANDISH EQUITY FUND
                                   A SERIES OF
                   STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center,
                          Boston, Massachusetts 02111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Standish, Ayer & Wood Investment Trust (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders of Standish Equity Fund (the "Fund"), a series of the Trust, to be held on March 29, 1996, at 10:00 a.m. (Boston time) at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 16, 1996 to shareholders of record at the close of business on February 1, 1996 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 2,617,778 shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         The executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE TRUST AT THE ADDRESS SET FORTH ABOVE OR BY CALLING 1-800-221-4685 (TOLL
FREE).

         IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

         In order that your Shares may be represented at the Meeting, you are requested to:

         - indicate your instructions on the enclosed proxy card;

         - date and sign the proxy card;

         - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         - allow sufficient time for the proxy card to be received by 10:00 a.m. on March 29, 1996.

PROPOSAL 1: TO APPROVE AND TO IMPLEMENT A NEW INVESTMENT POLICY AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS

                                     SUMMARY

         The Trustees of the Trust have approved, and are submitting to the shareholders of the Fund for approval, the adoption and implementation of a new investment policy for the Fund and the amendment of certain of the Fund's fundamental investment restrictions to permit the Fund to invest all of its investable assets ("Investable Assets") in the Standish Equity Portfolio (the "Portfolio"). The Portfolio, a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), has substantially the same investment objective, policies and restrictions as the Fund. The adoption and implementation of the new investment policy and changes in the investment restrictions for the Fund are subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest all the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the Hub and Spoke(R) master-feeder fund structure.1

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe that the Fund's conversion to the Hub and Spoke master-feeder fund structure will be advantageous to the shareholders of the Fund in several respects. Please see "Recommendation of the Board of Trustees" on page 7 of this Proxy Statement for a discussion of the Trustees' recommendation.

                              NEW INVESTMENT POLICY

         The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy for the Fund, I.E., to invest all of the Fund's Investable Assets in the Portfolio. The Portfolio is a series of the Portfolio Trust, a newly formed trust to be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") serves as the Fund's investment adviser and, subject to shareholder approval, will serve as the Portfolio's investment adviser. By investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

         To the extent required by applicable law or the Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the Trustees of the Trust to implement the Fund's conversion to the Hub and Spoke
--------
1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

master-feeder fund structure. If this Proposal is approved by the shareholders of the Fund and the Trustees are satisfied with certain tax matters discussed below, the Trustees intend to convert the Fund to the Hub and Spoke master-feeder fund structure on or about the close of business on March 29, 1996 or such later date as the Trustees may approve.

         The Trustees expect to implement the Fund's conversion to the Hub and Spoke master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

         To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve the changes in investment restrictions and adopt and authorize the implementation of the new investment policy described in this Proposal, and the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser.

         Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its directors and its other contractual arrangements with the Trust, see pages 13-16 of this Proxy Statement.

         Upon exchange of its Investable Assets for an interest in the Portfolio, the Fund will retain the services of Standish under an administration agreement. Under the administration agreement, Standish would provide the Fund with general office facilities, supervise the overall administration of the Fund and allow the Fund to use the name "Standish." In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For these services, Standish currently will not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish for its services under the administration agreement.

                              COMPARATIVE EXPENSES

         The following table shows estimated expenses based on actual expenses of the Fund for the fiscal year ended December 31, 1995 and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the Hub and Spoke master-feeder fund structure. The pro forma adjustment assumes that there were no holders of interests in the Portfolio other than the Fund.

                                                    AGGREGATE PRO FORMA
                                                    EXPENSES (ASSUMING THAT THE
                                                    AVERAGE DAILY NET ASSETS
                                                    INVESTED BY THE FUND IN THE
                                    ESTIMATED       PORTFOLIO WERE $79,501,209)
                                    EXPENSES
ANNUAL FUND OPERATING EXPENSES
Investment advisory fees............ 0.50%               0.50%
12b-1 distribution expenses......... none                none
Other expenses...................... 0.21%               0.21%*
                                     -----               -----
Total Operating Expenses............ 0.71%               0.71%*
                                     =====               =====

Example                           1 YR.       3 YRS.      5 YRS.        10 YRS.
                                  -----       ------      ------        -------

You would pay the following
expenses on a hypothetical
$1,000 investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each time period:                $8         $35           $44           $98

         THE INFORMATION IN THE HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

         If the Fund is converted to the Hub and Spoke master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between December 31, 1995 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

     *After expense limitation. Standish has voluntarily agreed to limit the master- feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Other Expenses and Total Operating Expenses are estimated to be on a pro forma combined basis approximately 0.29% and 0.79%, respectively. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

                               TAX CONSIDERATIONS

     The Trust will apply for a ruling from the Internal Revenue Service ("IRS") to the effect that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes. Management of the Trust currently intends to proceed with the transfers only upon the issuance of a favorable ruling by the IRS or the availability of an opinion of tax counsel with respect to the matters requested in the Ruling. There can be no assurance that such Ruling will be issued or such an opinion will be available.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirement imposed by the Code. Under current law, so long as the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the Commonwealth of Massachusetts. The Portfolio is organized and intends to conduct its operations in a manner such that it also will not be required to pay any federal or Massachusetts income or excise taxes.

                          DESCRIPTION OF THE PORTFOLIO

         The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

     The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (I.E., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in nonfundamental investment policies or restrictions would not require such approval. Shareholders of the Fund will receive at least thirty days prior written notice with respect to any change of the Portfolio's investment objective. As a fundamental policy, the Fund's investment objective may not be changed without shareholder vote. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment in the Portfolio. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for the obligations of the Portfolio, up to the amount of its interest in the Portfolio. In addition, holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

         The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on page 10 of this Proxy Statement.

              PROPOSED AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS

         The Trustees have approved, subject to a shareholder vote, the amendment of the investment restrictions of the Fund to permit the Fund to invest all of its Investable Assets in the Portfolio. The proposed amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders. Certain of the Fund's investment restrictions may be deemed to prohibit the Fund from seeking its investment objective by investing all of its Investable Assets in the Portfolio. (See Investment Restrictions 1, 2, 6, and 9 in Exhibit A.)

         The investment restrictions for the Fund would be amended to provide that "NOTWITHSTANDING THE CURRENT INVESTMENT RESTRICTIONS, THE FUND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES," AS DEFINED IN THE 1940 ACT, OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND".

         Additional changes are necessary to certain non-fundamental investment restrictions of the Fund in order to make the Fund's current restrictions consistent with the foregoing exception. The complete list of proposed investment restrictions with respect to the Fund is attached as Exhibit A. These proposed investment restrictions have been marked to show changes from the Fund's current investment restrictions. Proposed additions are highlighted and proposed deletions are struck out.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that the Hub and Spoke master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio. Since these other vehicles would not otherwise invest in the Fund, additional assets should be attracted to the Portfolio, thus increasing the Portfolio's asset base. This anticipated larger asset base will be advantageous to the shareholders of the Fund in several respects. The following and other factors were considered by the Board in approving the Fund's conversion to the Hub and Spoke master-feeder fund structure.

         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the Hub and Spoke master-feeder fund structure. Currently, the Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio.

         Second, to the extent that the Portfolio will have a larger asset base than that of the Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to be beneficial to shareholders of the Fund and other investors in the Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of the Portfolio would permit the purchase of investments in larger denominations than the Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of the Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolio by entities in addition to the Fund. There can, however, be no assurance that either an increase in assets of the Portfolio or the benefits described above will be realized and no such benefits are anticipated until other investors invest their assets in the Portfolio.

         The Trustees also recognized that the Adviser could benefit from the proposed Hub and Spoke master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. These additional investors may include other investment companies or advisory accounts advised by the Adviser. In addition, this structure could attract corollary advisory and related fees to the Adviser with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and have considered the expense limitation voluntarily agreed to by Standish. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Hub and

Spoke master-feeder fund structure, the Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of the Trust) have concluded that it would be in the best interests of the Fund and its shareholders to approve the adoption and implementation of a new investment policy and the amendment of certain investment restrictions to enable the Fund to invest all of its Investable Assets in the Portfolio.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Fund. Under the 1940 Act, this means that to be approved, the Proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1.

         In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain Standish, Ayer & Wood, Inc. as the investment adviser for the Fund to manage the Fund's assets through directly investing in securities, and the advisory agreement with Standish, Ayer & Wood, Inc. would continue in effect in its current form.

PROPOSAL 2: AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio Trust is expected to ask the Fund as an initial holder in the Portfolio to vote on such matters. Any vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

         (A)      Elect a Board of Trustees of the Portfolio Trust;
         (B) Ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and
         (C) Approve the Investment Advisory Agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Standish, Ayer & Wood, Inc.

         The Trust on behalf of the Fund will cast its votes on each matter in the same proportions as the votes cast by the Fund's shareholders. At the present time it is anticipated that there will be at least two holders of interests with respect to the Portfolio. However, the Fund is expected initially to own substantially all of the interests in the Portfolio.

PROPOSAL 2(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST

         It is the present intention that the enclosed proxy will, unless marked to the contrary, be used for the purpose of authorizing the Trust to vote FOR the election of the seven nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's Declaration of Trust. Please note that each of the nominees currently serves as a Trustee of the Trust and has consented to serve as a Trustee of the Portfolio Trust if elected at the Meeting. Pursuant to the Declaration of Trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Trustees.

         Should any nominee withdraw from the election or otherwise be unable to serve (an event not now anticipated), the Trust will vote FOR the election of such substitute nominee as the Board of Trustees of the Portfolio Trust may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon or a decision is made to reduce the number of Trustees serving on the Board). The following table sets forth certain information about the nominees:

                                     BUSINESS EXPERIENCE
NAME                       AGE      DURING PAST FIVE YEARS

D. Barr Clayson*            60       Vice President and Managing Director,
                                     Standish, Ayer & Wood, Inc.; President,
                                     Standish International Management Company,
                                     L.P.

Samuel C. Fleming           55       Chairman of the Board and Chief Executive
                                     Officer, Decision Resources, Inc.; through
                                     1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman        51       William Joseph Maier Professor of Political
                                     Economy, Harvard University

John H. Hewitt              60       Trustee, The Peabody Foundation; Trustee,
                                     Visiting Nurse Alliance of Vermont and New
                                     Hampshire

Edward H. Ladd*             58       Chairman of the Board and Managing
                                     Director, Standish, Ayer & Wood, Inc.;
                                     formerly, President of Standish, Ayer &
                                     Wood, Inc.

Caleb Loring III            52       Trustee, Essex Street Associates (family
                                     investment trust office); Director, Holyoke
                                     Mutual Insurance Company

Richard S. Wood*            41       Vice President, Secretary and Director,
                                     Standish, Ayer & Wood, Inc.; Executive Vice
                                     President, Standish International
                                     Management Company, L.P.

*Interested Person of the Portfolio Trust by reason of his affiliation with the Adviser.

         Messrs. Fleming, Friedman, Hewitt and Loring, each of whom is an Independent Trustee, are members of the Committee of the Independent Trustees of the Portfolio Trust which is chaired by Mr. Fleming. The Portfolio Trust has not yet held any meetings of this Committee. The Committee of the Independent Trustees, among other things, (1) will serve as the liaison between the independent auditors and the Portfolio Trust's management as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of each Portfolio's assets; (2) will seek to assure the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests; and (3) will review the scope of the audit, the financial results of each series of the Portfolio Trust for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby will assist the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices.

         As of January 15, 1996, no officer or Trustee or nominee for election as Trustee of either the Trust or the Portfolio Trust, individually, directly or indirectly beneficially owned more than 1% of the outstanding shares of the Fund or the Portfolio. As a group, such individuals beneficially owned approximately 1.09% of the outstanding shares of the Fund as of January 15, 1996.

         No fees have been paid by the Portfolio Trust to date to the nominees for election as Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees for the fiscal year ending December 31, 1996. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                       PENSION OR               TOTAL
                                       RETIREMENT               COMPENSATION
                       AGGREGATE       BENEFITS                 FROM PORTFOLIO
                       COMPENSATION    ACCRUED AS               AND OTHER
                       FROM THE        PART OF                  FUNDS IN
NAME OF TRUSTEE        PORTFOLIO*      PORTFOLIO'S EXPENSES     COMPLEX**
---------------        ---------       --------------------     ----------
D. Barr Clayson           $0                          $0            $0
Samuel C. Fleming        650                           0        41,750
Benjamin M. Friedman     574                           0        36,750
John H. Hewitt           574                           0        36,750
Edward H. Ladd             0                           0             0
Caleb Loring, III        574                           0        36,750
Richard S. Wood            0                           0             0

------------
* Estimated. The Portfolio Trust is newly organized and has not paid any Trustee's fees.
** As of the date of this Proxy Statement, there were 14 mutual funds in the fund complex.

                                  REQUIRED VOTE


         Approval of the election of the Trustees of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(A).

PROPOSAL 2(B): RATIFICATION OF SELECTION OF ACCOUNTANTS

         The Trustees of the Portfolio Trust, including a majority of the Independent Trustees, have selected Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI as independent accountants for the fiscal year ending December 31, 1996. The employment of such auditors is expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities" (as defined above in Proposal 1) of the Portfolio at any meeting called for the purpose to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Coopers & Lybrand, L.L.P., an affiliate of Coopers & Lybrand, currently serves as the independent accountants of the Fund and for Standish. The Fund will be informed that no member of Coopers & Lybrand has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in each Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

         Representatives of Coopers & Lybrand are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Coopers & Lybrand present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies, unless marked to the contrary, will be voted in favor of authorizing the Trust to ratify the selection of Coopers & Lybrand as the independent accountants employed by the Portfolio Trust to sign or certify financial statements required to be signed or certified by independent accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1996.

                                  REQUIRED VOTE

         Approval of the selection of Coopers & Lybrand as independent accountants of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(B).

PROPOSAL 2(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO TRUST AND STANDISH, AYER & WOOD, INC.

         Standish, Ayer & Wood, Inc. (the "Adviser" or "Standish"), One Financial Center, Boston, Massachusetts 02111, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust and to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         Edward H. Ladd is the Chairman of the Board of Directors and Managing Director of Standish. The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb
F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker,

Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood. Please see Exhibit B to this Proxy Statement for a list of each officer and Trustee of the Portfolio Trust who is an officer, employee or director of Standish.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. In addition to the Fund, the Adviser provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Small Capitalization Equity Fund, Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, and Standish Securitized Fund, which had net assets of $8 million, $180 million, $2.3 billion, $8 million, $243 million, $33 million, $33 million, and $55 million, respectively, at December 31, 1995. Standish also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. An affiliate of the Adviser, Standish International Management Company, L.P. ("SIMCO"), acts as investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $59 million, $804 million and $138 million at December 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

         In order so that the Portfolio Trust not be deemed to be engaged in a "trade or business within the United States" under Section 864 of the Code, certain services must be performed on behalf of the Portfolio Trust outside the United States. The Portfolio Trust's compliance with these requirements will not subject investors in the Portfolio Trust that are not otherwise subject to taxation in the United States to U.S. taxation solely by reason of being an investor in the Portfolio Trust. In this regard, it is expected that IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI ("IBT"), will serve as the Portfolio Trust's administrator (the "Portfolio Administrator") pursuant to an administration agreement. As Portfolio Administrator, IBT will manage the affairs of the Portfolio Trust and will currently receive a fee from the Portfolio in the amount of $7,500 annually. Standish currently provides similar administrative services to the Fund without additional compensation.

         In recommending that the shareholders of the Fund authorize the Fund to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. Before making this recommendation, the Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc. The Trustees' review and evaluation of certain of these materials was made with respect to the Fund in November 1995.

         TERMS OF THE PROPOSED ADVISORY AGREEMENT

         The terms of the Proposed Advisory Agreement are substantially the same as the terms of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Current Advisory Agreement"), except:
(i) the date of
execution and the initial term; and (ii) as described above, administrative services will be provided to the Portfolio by IBT under a separate administrative services agreement, which services are currently performed by Standish with respect to the Fund under the Current Advisory Agreement. The approval by Fund shareholders of this proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the Hub and Spoke master-feeder fund structure.

         The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit C.

         ADVISORY FEES AND EXPENSE LIMITATION. The rate at which the advisory fee is payable by the Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement and under the Proposed Advisory Agreement is payable by the Fund or the Portfolio, as the case may be, at a rate equal on an annual basis to 0.50% of the Fund's or the Portfolio's, as the case may be, average daily net assets. Upon conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Current Advisory Agreement with the Fund will be terminated and the advisory function will be performed by the Adviser under the Proposed Advisory Agreement. As such, although the Fund will not directly pay any advisory fees to the Adviser, it will indirectly bear its proportionate share of the advisory fees paid by the Portfolio to the Adviser pursuant to the Proposed Advisory Agreement.

     As discussed in Proposal 1, Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke(R) master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For the Fund's fiscal year ended December 31, 1995, the advisory fee paid by the Fund amounted to $557,342 which represented 0.50% of the Fund's average daily net assets.

         ADVISORY SERVICES. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, Standish is responsible for providing continuously an investment program for the Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, Standish will be required to determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. Standish will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto, including supervision of the Portfolio Administrator except that Standish will not perform such administrative services that would cause the Portfolio to be engaged in a U.S. trade or business.

       The Fund's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in January, 1991.

         If the Proposed Advisory Agreement is approved, it is intended that Messrs. Tate and Cameron would serve as the Portfolio's portfolio managers. During the past five years, Mr. Tate has served as a Director and Vice President of the Adviser. During the past five years, Mr. Cameron has also served as a Director and Vice President of the Adviser.

         EXPENSES. Under the Proposed Advisory Agreement, the Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Portfolio Trust's administrator and custodian, or interest and other like expenses properly payable by the Portfolio Trust.

         APPROVAL AND TERMINATION PROVISIONS. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         STANDARD OF CARE. The Proposed Advisory Agreement further provides that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

EXPENSES

         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the Proposed Advisory Agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio Administrator. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $745,243, which represented 0.67% of the Fund's average net assets.

                                  REQUIRED VOTE

         Approval of the Portfolio Trust's Proposed Advisory Agreement with the Adviser requires a Majority Investor Vote as defined above.

         THE TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3(C).

          In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

PROPOSAL 3: TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN INVESTMENT COMPANIES

         Unrelated to Proposals 1 and 2 above, the Trustees of the Trust unanimously recommend that shareholders of the Fund approve the elimination of the Fund's current fundamental investment restriction regarding investment in investment companies.

         The Fund's current fundamental investment restriction regarding investment in investment companies states that the Fund may not:

                  purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets.

         If eliminated as proposed, the Trustees of the Trust would adopt a new non-fundamental investment restriction that would state that the Fund may not:

     purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, AND PROVIDED FURTHER THAT THE FUND MAY MAKE SUCH A PURCHASE IN THE OPEN MARKET WHERE NO COMMISSION OR PROFIT TO A SPONSOR OR DEALER RESULTS FROM THE PURCHASE OTHER THAN CUSTOMARY BROKERS' COMMISSIONS AND THEN ONLY TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940.

     If Proposal 1 is also adopted, the restriction would also provide:
NOTWITHSTANDING THE FOREGOING, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         [differences from the current fundamental investment restriction are highlighted]

         This change is being proposed to provide the Fund with additional investment flexibility. The change would permit investment in investment vehicles that would be attractive investments for the Fund but may technically be (or be deemed to be) investment companies (as defined in the 1940 Act) and, therefore, be prohibited by the Fund's current investment restriction. For example, if this Proposal is approved by shareholders, the Fund would be able to invest in Standard & Poor's depositary receipts, which are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index.

         Eliminating as fundamental the restriction regarding investment in investment companies would allow the Trustees to modify the non-fundamental investment restriction by a vote of Trustees should it become necessary as laws and regulations are amended in the future, without incurring the significant expense involved in soliciting proxies. Neither the 1940 Act nor any applicable law or regulation requires that this investment restriction be fundamental. The Fund is required to have a policy regarding investment in investment companies (as stated above), which may be non-fundamental under the securities laws of certain states. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fees paid by the Fund.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" (as defined in Proposal 1) of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3.

     In the event the shareholders of the Fund fail to approve this Proposal, the Fund will continue to adhere to the current fundamental investment restriction regarding investment in investment companies, or if Proposal 1 is adopted, to the restriction as amended in accordance with Proposal 1.


                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     At the close of business on February 1, 1996, no person owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund, except as listed below:

                                   Number (Percentage) of Shares
Name and Address                        Beneficially Owned
----------------                        ------------------

The Boston Home                      391,831 (14.9%)
c/o Saturn & Co.
P.O Box 1537
Boston, MA  02205

Bingham, Dana & Gould Managed        282,008 (10.7%)
c/o Bingham, Dana & Gould
150 Federal Street
Boston, MA  02110

Shipley Company Inc. ESOP            235,726 (9.0%)
500 Nickerson Road
Marlborough, MA  01752

Davis Educational Foundation         136,367 (5.2%)
c/o Saturn & Co.
P.O. Box 1537
Boston, MA  02205


PORTFOLIO TRANSACTIONS

     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                                  OTHER MATTERS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111, c/o Richard S. Wood, President so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. If shareholders desire additional information about the matters proposed for action, the Trust's management will be pleased to hear from them and provide further information.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except that where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         Shares of the Fund (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         Adoption by the shareholders of the Fund of each proposal requires the affirmative vote of the lesser of (i) 67% or more of outstanding shares of the Fund present at the Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares are represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

 EXPENSES AND METHODS OF SOLICITATION

         The costs of the Meeting, including the solicitation of proxies will be paid by Standish. Persons holding shares as nominees will be reimbursed by Standish, upon request, for their reasonable expenses of forwarding soliciting material to the principals of the accounts. In addition to the mailing of these proxy materials, proxies may be personally solicited by Trustees, officers and employees of the Trust, by personnel of Standish and of the Fund's transfer agent, Investors Bank & Trust Company, or by a professional solicitation organization in person or by telephone.

Dated: February 16, 1996


SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


SAW0020C

EXHIBIT A

                             INVESTMENT RESTRICTIONS

         Proposed additions are highlighted and proposed deletions are struck out.

         AS A MATTER OF FUNDAMENTAL POLICY, THE FUND may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

3.       Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures, contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

         9. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets. (IF PROPOSAL 3 IS APPROVED BY SHAREHOLDERS, THIS RESTRICTION WILL BE ELIMINATED AND A NONFUNDAMENTAL POLICY REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES WILL BE ADOPTED BY THE TRUST'S TRUSTEES. SEE PROPOSAL 3 ON PAGES 17 AND 18 ABOVE.)

         NOTWITHSTANDING ANY FUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the FUND'S net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b. Invest in companies for the purpose of exercising control or management.

c. Invest in interests in oil, gas or other exploration or development programs.

d. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.

e. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the PORTFOLIO'S investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

f. Purchase or write options, except pursuant to the limitations under "Strategic Transactions."

g.       Invest more than an aggregate of 15% of the net assets of the Fund in
         (a) repurchase agreements which are not terminable within seven days,
         (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities, unless such securities were received as distributions on portfolio securities.


         NOTWITHSTANDING ANY NONFUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

EXHIBIT B

         The Trustees and officers of the Portfolio Trust who are also directors, officers or employees of Standish are listed below. The address of each such person is c/o Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111.

                        POSITION HELD                 POSITION WITH
NAME                    WITH THE TRUST                STANDISH

D. Barr Clayson         Vice President                 Vice President and
                        and Trustee                    Managing Director

Edward H. Ladd          Trustee and                    Chairman of the Board
                        Vice President                 and Managing Director

Richard S. Wood         President                      Vice President,
                        and Trustee                    Secretary and Director

James E. Hollis III     Executive Vice                 Vice President and
                        President                      Director

David W. Murray         Treasurer and                  Vice President, Treasurer
                        Secretary                      and Director

Beverly E. Banfield     Vice President                 Vice President and
                                                       Compliance Officer

Lavinia B. Chase        Vice President                 Vice President

Anne P. Herrmann        Vice President                 Mutual Fund
                                                       Administrator

Denise B. Kneeland      Vice President                 Senior Operations Manager

EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT


        AGREEMENT made as of this day of , 1996, by and between Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Portfolio Trust") and Standish, Ayer & Wood, Inc., a Massachusetts corporation (the "Adviser").

                              W I T N E S S E T H:

        WHEREAS, the Portfolio Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the assets held by the Trustees of the Portfolio Trust may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes; and

        WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Portfolio Trust desires to retain the Adviser to furnish investment advisory services to the Standish Equity Portfolio (the "Portfolio"), a separate fund of the Portfolio Trust, and the Adviser is willing to furnish such services;

        NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

        I. APPOINTMENT OF THE ADVISER. The Portfolio Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

         II. DUTIES OF THE ADVISER. A. The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Portfolio Trust what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio will be held uninvested, and shall, on behalf of the Portfolio Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Portfolio Trust and to the provisions of the Portfolio Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Portfolio Trust, cause the Portfolio to be engaged in a "trade or business within the United States", as such term is used in Section 864 of the Internal Revenue Code of 1986, or any successor statute. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

        B. The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.

        III. COMPENSATION OF THE ADVISER. A. As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Portfolio Trust agrees to pay to the Adviser a fee equal at an annual rate to 0.50% of the Portfolio's average daily net assets. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fee, the Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Portfolio's current prospectus and statement of additional information.

        B. The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

        IV. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Trust in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; PROVIDED, HOWEVER, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

        V. TERM AND TERMINATION. A. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually 1. by either the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event,
2. by vote of a majority of the Trustees of the Portfolio Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        B. This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

        C. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

        VI. LIMITATION OF LIABILITY. The phrase "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Portfolio Trust dated January __, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended.

It is expressly agreed that the obligations of the Portfolio Trust hereunder shall not be binding upon any of the Trustees, interest-holders, nominees, officers, agents or employees of the Portfolio Trust, personally, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust of the Portfolio Trust. The execution and delivery of this Agreement have been authorized by the Trustees and interest-holders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio Trust, acting as such, and neither such authorization by such Trustees and interest-holders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                         STANDISH, AYER & WOOD MASTER PORTFOLIO,
                                         on behalf of STANDISH EQUITY PORTFOLIO
Attest:

                                         By:

                                         Its:

                                         STANDISH, AYER & WOOD, INC.

Attest:

                                         By:

                                         Its:

                                  PROXY BALLOT
                              STANDISH EQUITY FUND
                                   A SERIES OF
                     STANDISH, AYER & WOOD INVESTMENT TRUST
PROXY                                                                     PROXY



The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, David W. Murray and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Standish Equity Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), to be held at the offices of the Trust, One Financial Center, 26th Floor, Boston, Massachusetts 02111, on March 29, 1996, at 10:00 a.m., or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1) TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT AND TO IMPLEMENT A NEW INVESTMENT POLICY TO AUTHORIZE THE FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO (THE "PORTFOLIO"), A SERIES OF A SEPARATE OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO TRUST") HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS TO PERMIT SUCH INVESTMENT.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

TO CONSIDER AND ACT UPON PROPOSALS TO AUTHORIZE THE TRUST TO VOTE AS A HOLDER OF AN INTEREST IN THE PORTFOLIO TO:

2A)        ELECT TRUSTEES OF THE PORTFOLIO TRUST;

        ---
        --- FOR ALL NOMINEES LISTED BELOW
        ---
        --- VOTE WITHHELD FOR ALL NOMINEES LISTED BELOW
        ---
        --- FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
                BELOW BY STRIKING OUT THE NAME OF A NOMINEE)

                       D. BARR CLAYSON, SAMUEL C. FLEMING,
                      BENJAMIN M. FRIEDMAN, JOHN H. HEWITT,
              EDWARD H. LADD, CALEB LORING III AND RICHARD S. WOOD

2B) RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO; AND

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

2C) APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND ITS INVESTMENT ADVISER, STANDISH, AYER & WOOD, INC.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

3) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN INVESTMENT COMPANIES.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

4) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



           SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2B, 2C, AND 3 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.



                                             Dated: __________________, 1996

                                             _______________________________

                                             _______________________________

                                             _______________________________
                                                       Signature(s)
-


     In signing, please write name(s) exactly as your account is registered. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X

Filed by a party other than the Registrant

Check appropriate box:

         Preliminary proxy statement
 X       Definitive proxy statement
         Definitive additional materials
         Solicitation material

Standish, Ayer & Wood Investment Trust (Name of Registrant as Specified in Its Charter)
Board of Trustees of Standish, Ayer & Wood Investment Trust (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

         $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing:

(1) Amount previously paid: $125
(2) Form, schedule or registration no.: PRE 14A
(3) Filing party: Standish, Ayer & Wood Investment Trust
(4) Date filed: 25-Jan-96

                        STANDISH GLOBAL FIXED INCOME FUND
                                   A Series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 29, 1996

To Our Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Standish Global Fixed Income Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), will be held on March 29, 1996, at 10:00 a.m., Eastern time, at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 for the following purposes:

         (1) To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment;

         (2) To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio to (A) elect Trustees of Standish, Ayer & Wood Master Portfolio; (B) ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and (C) approve the Investment Advisory Agreement between the Portfolio and its investment adviser, Standish International Management Company, L.P.; and

         (3) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The subjects referred to above are discussed in the accompanying Proxy Statement. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on February 1, 1996 have the right to receive notice of and to vote at the Meeting. We urge you to complete, date, sign and promptly return the enclosed proxy card in order that the Meeting may be held and the Fund may avoid the additional expense of further solicitation.
                                 David W. Murray
                                 SECRETARY
February 16, 1996

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                        STANDISH GLOBAL FIXED INCOME FUND
                                   A SERIES OF
                   STANDISH, AYER & WOOD INVESTMENT TRUST
                             One Financial Center
                          Boston, Massachusetts 02111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Standish, Ayer & Wood Investment Trust (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders of Standish Global Fixed Income Fund (the "Fund"), a series of the Trust, to be held on March 29, 1996, at 10:00 a.m. (Boston time) at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 16, 1996 to shareholders of record at the close of business on February 1, 1996 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 6,955,979 shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         The executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE TRUST AT THE ADDRESS SET FORTH ABOVE OR BY CALLING 1-800-221-4685 (TOLL
FREE).

         IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

         In order that your Shares may be represented at the Meeting, you are requested to:

         - indicate your instructions on the enclosed proxy card;

         - date and sign the proxy card;

         - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         - allow sufficient time for the proxy card to be received by 10:00 a.m. on March 29, 1996.

PROPOSAL 1: TO APPROVE AND TO IMPLEMENT A NEW INVESTMENT POLICY AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS

                                     SUMMARY

         The Trustees of the Trust have approved, and are submitting to the shareholders of the Fund for approval, the adoption and implementation of a new investment policy for the Fund and the amendment of certain of the Fund's fundamental investment restrictions to permit the Fund to invest all of its investable assets ("Investable Assets") in the Standish Global Fixed Income Portfolio (the "Portfolio"). The Portfolio, a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), has substantially the same investment objective, policies and restrictions as the Fund. The adoption and implementation of the new investment policy and changes in the Fund's investment restrictions are subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest all the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the Hub and Spoke(R) master-feeder fund structure.1

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe that the Fund's conversion to the Hub and Spoke master-feeder fund structure will be advantageous to the shareholders of the Fund in several respects. Please see "Recommendation of the Board of Trustees" on page 7 of this Proxy Statement for a discussion of the Trustees' recommendation.

                              NEW INVESTMENT POLICY

         The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy for the Fund, I.E., to invest all of the Fund's Investable Assets in the Portfolio. The Portfolio is a series of the Portfolio Trust, a newly formed trust to be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Standish International Management Company, L.P. (the "Adviser") serves as the Fund's investment adviser and, subject to shareholder approval, will serve as the Portfolio's investment adviser. By investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

         To the extent required by applicable law or the Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the Trustees of the Trust to implement the Fund's conversion to the Hub and Spoke
--------
1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

master-feeder fund structure. If this Proposal is approved by the shareholders of the Fund and the Trustees are satisfied with certain tax matters discussed below, the Trustees intend to convert the Fund to the Hub and Spoke master-feeder fund structure on or about the close of business on March 29, 1996 or such later date as the Trustees may approve.

         The Trustees expect to implement the Fund's conversion to the Hub and Spoke master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

         To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve the changes in investment restrictions and adopt and authorize the implementation of the new investment policy described in this Proposal, and the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser.

         Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its directors and its other contractual arrangements with the Trust, see pages 13-16 of this Proxy Statement.

         Upon exchange of its Investable Assets for an interest in the Portfolio, the Fund will retain the services of Standish, Ayer & Wood, Inc. ("Standish") under an administration agreement. Under the administration agreement, Standish would provide the Fund with general office facilities, supervise the overall administration of the Fund and allow the Fund to use the name "Standish." In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For these services, Standish currently will not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish for its services under the administration agreement.

                              COMPARATIVE EXPENSES

         The following table shows the actual expenses of the Fund for the fiscal year ended December 31, 1995 and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the Hub and Spoke master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period.

                                               AGGREGATE PRO FORMA EXPENSES
                                               (ASSUMING THAT THE AVERAGE
                                               DAILY NET ASSETS INVESTED
                                               BY THE FUND IN THE PORTFOLIO
                                    ACTUAL     WERE $134,273,618)
                                    EXPENSES
ANNUAL FUND OPERATING EXPENSES
Investment advisory fees............ 0.40%              0.40%
12b-1 distribution expenses......... none               none
Other expenses...................... 0.23%              0.23%*
                                     -----              -----
Total Operating Expenses............ 0.63%              0.63%*
                                     =====              =====


Example                          1 YR.       3 YRS.      5 YRS.        10 YRS.
                                 -----       ------      ------        -------

You would pay the following
expenses on a hypothetical
$1,000 investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each time period:              $6         $20           $35           $78

         THE INFORMATION IN THE HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

         If the Fund is converted to the Hub and Spoke master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between December 31, 1995 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

*After expense limitation. Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Other Expenses and Total Operating Expenses are estimated to be on a pro forma combined basis approximately 0.28% and 0.68%, respectively. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

                               TAX CONSIDERATIONS

     The Trust will apply for a ruling from the Internal Revenue Service ("IRS") to the effect that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes. Management of the Trust currently intends to proceed with the transfers only upon the issuance of a favorable ruling by the IRS or the availability of an opinion of tax counsel with respect to the matters requested in the Ruling. There can be no assurance that such Ruling will be issued or such an opinion will be available.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirement imposed by the Code. Under current law, so long as the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the Commonwealth of Massachusetts. The Portfolio is organized and intends to conduct its operations in a manner such that it also will not be required to pay any federal or Massachusetts income or excise taxes.

                          DESCRIPTION OF THE PORTFOLIO

         The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (I.E., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in nonfundamental investment policies or restrictions would not require such approval. Shareholders of the Fund will receive at least thirty days prior written notice with respect to any change of the Portfolio's investment objective. As a fundamental policy, the Fund's investment objective may not be changed without shareholder vote. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment in the Portfolio. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for the obligations of the Portfolio up to the amount of its interest in the Portfolio. In addition, holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

         The Portfolio Trust has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio Trust (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on page 10 of this Proxy Statement.

              PROPOSED AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS

         The Trustees have approved, subject to a shareholder vote, the amendment of the investment restrictions of the Fund to permit the Fund to invest all of its Investable Assets in the Portfolio. The proposed amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders. Certain of the Fund's investment restrictions may be deemed to prohibit the Fund from seeking its investment objective by investing all of its Investable Assets in the Portfolio. (See Investment Restrictions 1, 2, and 6 in Exhibit A.)

         The investment restrictions for the Fund would be amended to provide that "NOTWITHSTANDING THE CURRENT INVESTMENT RESTRICTIONS, THE FUND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES," AS DEFINED IN THE 1940 ACT, OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND".

         Additional changes are necessary to certain non-fundamental investment restrictions of the Fund in order to make the Fund's current restrictions consistent with the foregoing exception. The complete list of proposed investment restrictions with respect to the Fund is attached as Exhibit A. These proposed investment restrictions have been marked to show changes from the Fund's current investment restrictions. Proposed additions are highlighted and proposed deletions are struck out.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that the Hub and Spoke master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio. Since certain of these other vehicles would not otherwise invest in the Fund due to tax and other reasons, additional assets should be attracted to the Portfolio, thus increasing the Portfolio's asset base. This anticipated larger asset base will be advantageous to the shareholders of the Fund in several respects. The following and other factors were considered by the Board in approving the Fund's conversion to the Hub and Spoke master-feeder fund structure.

         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the Hub and Spoke master-feeder fund structure. Currently, the Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio.

         Second, to the extent that the Portfolio will have a larger asset base than that of the Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to be beneficial to shareholders of the Fund and other investors in the Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of the Portfolio would permit the purchase of investments in larger denominations than the Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of the Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolio by entities in addition to the Fund. There can, however, be no assurance that either an increase in assets of the Portfolio or the benefits described above will be realized and no such benefits are anticipated until other investors invest their assets in the Portfolio.

         The Trustees also recognized that the Adviser could benefit from the proposed Hub and Spoke master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to he Adviser. These additional investors may include other investment companies or advisory accounts advised by the Adviser. In addition, this structure could attract corollary advisory and related fees to the Adviser with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and have considered the expense limitation voluntarily agreed to by Standish. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Hub and

Spoke master-feeder fund structure, the Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of the Trust) have concluded that it would be in the best interests of the Fund and its shareholders to approve the adoption and implementation of a new investment policy and the amendment of certain investment restrictions to enable the Fund to invest all of its Investable Assets in the Portfolio.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Fund. Under the 1940 Act, this means that to be approved, the Proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1.

         In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain Standish International Management Company, L.P. as the investment adviser for the Fund to manage the Fund's assets through directly investing in securities, and the advisory agreement with Standish International Management Company, L.P. would continue in effect in its current form.

PROPOSAL 2: AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio Trust is expected to ask the Fund as an initial holder in the Portfolio to vote on such matters. Any vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

         (A)      Elect a Board of Trustees of the Portfolio Trust;
         (B) Ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and
         (C) Approve the Investment Advisory Agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Standish International Management Company, L.P.

         The Trust on behalf of the Fund will cast its votes on each matter in the same proportions as the votes cast by the Fund's shareholders. At the present time it is anticipated that there will be at least two holders of interests with respect to the Portfolio. However, the Fund is expected initially to own substantially all of the interests in the Portfolio.

PROPOSAL 2(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST

         It is the present intention that the enclosed proxy will, unless marked to the contrary, be used for the purpose of authorizing the Trust to vote FOR the election of the seven nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's Declaration of Trust. Please note that each of the nominees currently serves as a Trustee of the Trust and has consented to serve as a Trustee of the Portfolio Trust if elected at the Meeting. Pursuant to the Declaration of Trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Trustees.

         Should any nominee withdraw from the election or otherwise be unable to serve (an event not now anticipated), the Trust will vote FOR the election of such substitute nominee as the Board of Trustees of the Portfolio Trust may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon or a decision is made to reduce the number of Trustees serving on the Board). The following table sets forth certain information about the nominees:

                                      BUSINESS EXPERIENCE
NAME                      AGE        DURING PAST FIVE YEARS

D. Barr Clayson*          60         Vice President and Managing Director,
                                     Standish, Ayer & Wood, Inc.; President,
                                     Standish International Management Company,
                                     L.P.

Samuel C. Fleming         55         Chairman of the Board and Chief Executive
                                     Officer, Decision Resources, Inc.; through
                                     1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman      51         William Joseph Maier Professor of Political
                                     Economy, Harvard University

John H. Hewitt            60         Trustee, The Peabody Foundation; Trustee,
                                     Visiting Nurse Alliance of Vermont and New
                                     Hampshire

Edward H. Ladd*           58         Chairman of the Board and Managing
                                     Director, Standish, Ayer & Wood, Inc.;
                                     formerly, President of Standish, Ayer &
                                     Wood, Inc.

Caleb Loring III          52         Trustee, Essex Street Associates (family
                                     investment trust office); Director, Holyoke
                                     Mutual Insurance Company

Richard S. Wood*          41         Vice President, Secretary and Director,
                                     Standish, Ayer & Wood, Inc.; Executive Vice
                                     President, Standish International
                                     Management Company, L.P.

*Interested Person of the Portfolio Trust by reason of his affiliation with the Adviser.

         Messrs. Fleming, Friedman, Hewitt and Loring, each of whom is an Independent Trustee, are members of the Committee of the Independent Trustees of the Portfolio Trust which is chaired by Mr. Fleming. The Portfolio Trust has not yet held any meetings of this Committee. The Committee of the Independent Trustees, among other things, (1) will serve as the liaison between the independent auditors and the Portfolio Trust's management as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of each Portfolio's assets; (2) will seek to assure the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests; and (3) will review the scope of the audit, the financial results of each series of the Portfolio Trust for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby will assist the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices.

         As of January 15, 1996, no officer or Trustee or nominee for election as Trustee of either the Trust or the Portfolio Trust, individually or as a group, directly or indirectly beneficially owned more than 1% of the outstanding shares of the Fund or the Portfolio.

         No fees have been paid by the Portfolio Trust to date to the nominees for election as Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees for the fiscal year ending December 31, 1996. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                        PENSION OR                  TOTAL
                                        RETIREMENT                COMPENSATION
                        AGGREGATE       BENEFITS                  FROM PORTFOLIO
                        COMPENSATION    ACCRUED AS                AND OTHER
                        FROM THE        PART OF                   FUNDS IN
NAME OF TRUSTEE         PORTFOLIO*      PORTFOLIO'S EXPENSES      COMPLEX**
---------------         ---------       --------------------      ----------
D. Barr Clayson              $0              $0                          $0
Samuel C. Fleming         1,103               0                      41,750
Benjamin M. Friedman        970               0                      36,750
John H. Hewitt              970               0                      36,750
Edward H. Ladd                0               0                           0
Caleb Loring, III           970               0                      36,750
Richard S. Wood               0               0                           0

------------
* Estimated. The Portfolio Trust is newly organized and has not paid any Trustee's fees.
** As of the date of this Proxy Statement, there were 14 mutual funds in the fund complex.

                                  REQUIRED VOTE


         Approval of the election of the Trustees of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(A).

PROPOSAL 2(B): RATIFICATION OF SELECTION OF ACCOUNTANTS

         The Trustees of the Portfolio Trust, including a majority of the Independent Trustees, have selected Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, as independent accountants for the fiscal year ending December 31, 1996. The employment of such auditors is expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities" (as defined above in Proposal 1) of the Portfolio at any meeting called for the purpose to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Coopers & Lybrand, L.L.P., an affiliate of Coopers & Lybrand, currently serves as the independent accountants of the Fund and for Standish and the Adviser. The Fund will be informed that no member of Coopers & Lybrand has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in each Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

         Representatives of Coopers & Lybrand are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Coopers & Lybrand present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies, unless marked to the contrary, will be voted in favor of authorizing the Trust to ratify the selection of Coopers & Lybrand as the independent accountants employed by the Portfolio Trust to sign or certify financial statements required to be signed or certified by independent accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1996.

                                  REQUIRED VOTE

         Approval of the selection of Coopers & Lybrand as independent accountants of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(B).

PROPOSAL 2(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO TRUST AND STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

         Standish International Management Company, L.P. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust and to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Adviser and a Director and Senior Adviser of Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish.

         Standish and the Adviser provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. In addition to the Fund, the Adviser provides investment advisory services to two other series of the Trust, Standish International Equity Fund and Standish International Fixed Income Fund, which had net assets of approximately $59 million and $804 million, respectively, at December 31, 1995. Standish also provides investment advisory services to other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Securitized Fund, Standish Equity Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Small Capitalization Equity Fund and Standish Short-Term Asset Reserve Fund, which had net assets of approximately $8 million, $2.3 billion, $8 million, $55 million, $89 million, $33 million, $33 million, $180 million and $243 million, respectively, at December 31, 1995. Standish also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. Corporate pension funds are the largest asset under active management by Standish and the Adviser. Standish's and the Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, Standish and the Adviser managed approximately $29 billion of assets.

         In order so that the Portfolio Trust not be deemed to be engaged in a "trade or business within the United States" under Section 864 of the Code, certain services must be performed on behalf of the Portfolio Trust outside the United States. The Portfolio Trust's compliance with these requirements will not subject investors in the Portfolio Trust that are not otherwise subject to taxation in the United States to U.S. taxation solely by reason of being an investor in the Portfolio Trust. In this regard, it is expected that IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI ("IBT"), will serve as the Portfolio Trust's administrator (the "Portfolio Administrator") pursuant to an administration agreement. As Portfolio Administrator, IBT will manage the affairs of the Portfolio Trust and will currently receive a fee from the Portfolio in the amount of $7,500 annually. The Adviser currently provides similar administrative services to the Fund without additional compensation.

         In recommending that the shareholders of the Fund authorize the Fund to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. Before making this recommendation, the Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc. The Trustees' review and evaluation of certain of these materials was made with respect to the Fund in November 1995.


         TERMS OF THE PROPOSED ADVISORY AGREEMENT

         The terms of the Proposed Advisory Agreement are substantially the same as the terms of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Current Advisory Agreement"), except:
(i) the date of execution and the initial term; and (ii) administrative services will be provided to the Portfolio under a separate administrative services agreement, which services are currently performed by the Adviser with respect to the Fund under the Current Advisory Agreement. The approval by Fund shareholders of this proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the Hub and Spoke master-feeder fund structure.

         The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit C.

         ADVISORY FEES AND EXPENSE LIMITATION. The rate at which the advisory fee is payable by the Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement and under the Proposed Advisory Agreement is payable by the Fund or the Portfolio, as the case may be, at a rate equal on an annual basis to 0.40% of the Fund's or the Portfolio's, as the case may be, average daily net assets. For the fiscal year end December 31, 1995, the Fund paid advisory fees of $538,577, which represented 0.40% of the Fund's average daily net assets. Upon conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Current Advisory Agreement with the Fund will be terminated and the advisory function will be performed by the Adviser under the Proposed Advisory Agreement. As such, although the Fund will not directly pay any advisory fees to the Adviser, it will indirectly bear its proportionate share of the advisory fees paid by the Portfolio to the Adviser pursuant to the Proposed Advisory Agreement.

         As discussed in Proposal 1, Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. As is the case with respect to the Fund in the Current Advisory Agreement, the Adviser has agreed in the Proposed Advisory Agreement to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Portfolio's average daily net assets, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

         ADVISORY SERVICES. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, the Adviser is responsible for providing continuously an investment program for the Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, the Adviser will be required to determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. The Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto, including supervision of the Portfolio Administrator except that Standish will not perform such administrative services that would cause the Portfolio to be engaged in a U.S. trade or business.


         The Fund's portfolio manager is Richard S. Wood, who has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. If the Proposed Advisory Agreement is approved, it is intended that Mr. Wood would serve as the Portfolio's portfolio manager. During the past five years, Mr. Wood has served as a Vice President and Director of Standish, President of the Trust and Executive Vice President of the Adviser.

         EXPENSES. Under the Proposed Advisory Agreement, the Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest holders, preparatory and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Portfolio Trust's administrator and custodian, or interest and other like expenses properly payable by the Portfolio Trust.

         APPROVAL AND TERMINATION PROVISIONS. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         STANDARD OF CARE. The Proposed Advisory Agreement further provides that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

EXPENSES

         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by the Adviser under the Proposed Advisory Agreement with the Portfolio or by Standish under the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio Administrator. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the period fiscal year ended December 31, 1995, total expenses of the Fund amounted to $850,423, which represented 0.63% of the Fund's average daily net assets.

                                  REQUIRED VOTE

         Approval of the Portfolio Trust's Proposed Advisory Agreement with the Adviser requires a Majority Investor Vote as defined above.

         THE TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3(C).

          In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     At the close of business on February 1, 1996, no person owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund, except as listed below:

                                        Number (Percentage) of
Name and Address                        Shares Beneficially Owned
----------------                        -------------------------

Brown University                             1,305,861 (18.7%)
164 Angell Street
Investment Office - Box C
Providence, RI  02912

Children's Medical Center Corporation        1,123,594 (16.1%)
1295 Boylston Street
Suite 300
Boston, MA  02215

Lafayette College                            1,015,392 (14.5%)
234 Markle Hall
Easton, PA  18042-1779

Wenner Gren Foundation                         683,623 (9.8%)
220 Fifth Avenue
New York, NY  10001

Trustees of Boston College                     593,259 (8.5%)
St. Thomas Moore Hall
Room 310
Chestnut Hill, MA  02167

Sisters of Mercy Health Systems                373,982 (5.4%)
2039 N. Geyer Road
St. Louis, MO  63131

Bingham, Dana & Gould Managed                  367,396 (5.3%)
150 Federal Street
Boston, MA  02110

PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                                  OTHER MATTERS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111, c/o Richard S. Wood, President so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. If shareholders desire additional information about the matters proposed for action, the Trust's management will be pleased to hear from them and provide further information.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except that where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         Shares of the Fund (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         Adoption by the shareholders of the Fund of each proposal requires the affirmative vote of the lesser of (i) 67% or more of outstanding shares of the Fund present at the Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares are represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

 EXPENSES AND METHODS OF SOLICITATION

         The costs of the Meeting, including the solicitation of proxies will be paid by Standish. Persons holding shares as nominees will be reimbursed by Standish, upon request, for their reasonable expenses of forwarding soliciting material to the principals of the accounts. In addition to the mailing of these proxy materials, proxies may be personally solicited by Trustees, officers and employees of the Trust, by personnel of Standish and of the Fund's transfer agent, Investors Bank & Trust Company, or by a professional solicitation organization in person or by telephone.

Dated: February 16, 1996


SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


SAW0022C

EXHIBIT A

                             INVESTMENT RESTRICTIONS

         Proposed additions are highlighted and proposed deletions are struck out.

         AS A MATTER OF FUNDAMENTAL POLICY, THE FUND may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may
         (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

         NOTWITHSTANDING ANY FUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF
ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the FUND'S net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b. Invest in companies for the purpose of exercising control or management.

c. Purchase the securities of other investment companies, provided that the Portfolio (Fund) may make a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Portfolio's (Fund's) total assets would be invested in such securities, (ii) not more than 5% of the Portfolio's (Fund's) total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Portfolio (Fund), or (b) as part of a merger, consolidation, or acquisition of assets.

d.       Purchase or write options, except as described under "Strategic
         Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.

f. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than debt securities issued or guaranteed by U.S. or foreign national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities, and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (trustee) of the Trust or of the PORTFOLIO'S investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

h.       Invest more than an aggregate of 15% of the net assets of the Fund in
         (a) repurchase agreements which are not terminable within seven days,
         (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities, including nonnegotiable fixed time deposits.

         NOTWITHSTANDING ANY NONFUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

EXHIBIT B

         The Trustees and officers of the Portfolio Trust who are also directors, officers or employees of Standish are listed below. The address of each such person is c/o Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111.

                      POSITION HELD                 POSITION WITH
NAME                  WITH THE TRUST                STANDISH

D. Barr Clayson       Vice President                 Vice President and
                      and Trustee                    Managing Director

Edward H. Ladd        Trustee and                    Chairman of the Board
                      Vice President                 and Managing Director

Richard S. Wood       President                      Vice President,
                      and Trustee                    Secretary and Director

James E. Hollis III   Executive Vice                 Vice President and
                      President                      Director

David W. Murray       Treasurer and                  Vice President, Treasurer
                      Secretary                      and Director

Beverly E. Banfield   Vice President                 Vice President and
                                                     Compliance Officer

Lavinia B. Chase      Vice President                 Vice President

Anne P. Herrmann      Vice President                 Mutual Fund
                                                     Administrator

Denise B. Kneeland    Vice President                 Senior Operations Manager

EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT


        AGREEMENT made as of this day of , 1996, by and between Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Portfolio Trust") and Standish International Management Company, L.P., a Delaware limited partnership (the "Adviser").

                              W I T N E S S E T H:

        WHEREAS, the Portfolio Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the assets held by the Trustees of the Portfolio Trust may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes; and

        WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Portfolio Trust desires to retain the Adviser to furnish investment advisory services to the Standish Global Fixed Income Portfolio (the "Portfolio"), a separate fund of the Portfolio Trust, and the Adviser is willing to furnish such services;

        NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

        I. APPOINTMENT OF THE ADVISER. The Portfolio Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

         II. DUTIES OF THE ADVISER. A. The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Portfolio Trust what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio will be held uninvested, and shall, on behalf of the Portfolio Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Portfolio Trust and to the provisions of the Portfolio Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Portfolio Trust, cause the Portfolio to be engaged in a "trade or business within the United States", as such term is used in Section 864 of the Internal Revenue Code of 1986, or any successor statute. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

        B. The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.

        III. COMPENSATION OF THE ADVISER. A. As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Portfolio Trust agrees to pay to the Adviser a fee equal at an annual rate to 0.40% of the Portfolio's average daily net assets. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fee, the Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Portfolio's current prospectus and statement of additional information.

        B. The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

        C. The Adviser agrees that if total expenses (excluding brokerage, taxes and extraordinary expenses) of the Portfolio for any fiscal year of the Portfolio exceed 0.65% of the Portfolio's average daily net assets, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

        IV. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Trust in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; PROVIDED, HOWEVER, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

        V. TERM AND TERMINATION. A. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually 1. by either the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event,
2. by vote of a majority of the Trustees of the Portfolio Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         B. This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

         C. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

        VI. LIMITATION OF LIABILITY. The phrase "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Portfolio Trust dated January __, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Portfolio Trust hereunder shall not be binding upon any of the Trustees, interest-holders, nominees, officers, agents or employees of the Portfolio Trust, personally, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust of the Portfolio Trust. The execution and delivery of this Agreement have been authorized by the Trustees and interest-holders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio Trust, acting as such, and neither such authorization by such Trustees and interest-holders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STANDISH, AYER & WOOD MASTER
PORTFOLIO, on behalf of STANDISH
GLOBAL FIXED INCOME PORTFOLIO
Attest:

By:

Its:


STANDISH INTERNATIONAL
MANAGEMENT COMPANY, L.P.

By: Standish, Ayer & Wood, Inc.
Its: General Partner
Attest:

By:

Its:

                                  PROXY BALLOT
                        STANDISH GLOBAL FIXED INCOME FUND
                                   A SERIES OF
                     STANDISH, AYER & WOOD INVESTMENT TRUST
PROXY                                                                   PROXY



The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, David W. Murray and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Standish Global Fixed Income Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), to be held at the offices of the Trust, One Financial Center, 26th Floor, Boston, Massachusetts 02111, on March 29, 1996, at 10:00 a.m., or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1) TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT AND TO IMPLEMENT A NEW INVESTMENT POLICY TO AUTHORIZE THE FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO (THE "PORTFOLIO"), A SERIES OF A SEPARATE OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO TRUST") HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS TO PERMIT SUCH INVESTMENT.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

TO CONSIDER AND ACT UPON PROPOSALS TO AUTHORIZE THE TRUST TO VOTE AS A HOLDER OF AN INTEREST IN THE PORTFOLIO TO:

2A)        ELECT TRUSTEES OF THE PORTFOLIO TRUST;

        ---
        --- FOR ALL NOMINEES LISTED BELOW
        ---
        --- VOTE WITHHELD FOR ALL NOMINEES LISTED BELOW
        ---
        --- FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
                BELOW BY STRIKING OUT THE NAME OF A NOMINEE)

                       D. BARR CLAYSON, SAMUEL C. FLEMING,
                      BENJAMIN M. FRIEDMAN, JOHN H. HEWITT,
              EDWARD H. LADD, CALEB LORING III AND RICHARD S. WOOD

2B) RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO; AND

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

2C) APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND ITS INVESTMENT ADVISER, STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



           SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2B, 2C, AND 3 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                            Dated ________________________, 1996

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________
                                                       Signature(s)

     In signing, please write your name(s) exactly as your account is registered. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X

Filed by a party other than the Registrant

Check appropriate box:

         Preliminary proxy statement
 X       Definitive proxy statement
         Definitive additional materials
         Solicitation material

Standish, Ayer & Wood Investment Trust (Name of Registrant as Specified in Its Charter)
Board of Trustees of Standish, Ayer & Wood Investment Trust (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

         $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing:

(1) Amount previously paid: $125
(2) Form, schedule or registration no.: PRE 14A
(3) Filing party: Standish, Ayer & Wood Investment Trust
(4) Date filed: 25-Jan-96

                           STANDISH FIXED INCOME FUND
                                   A Series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 29, 1996

To Our Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Standish Fixed Income Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), will be held on March 29, 1996, at 10:00 a.m., Eastern time, at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 for the following purposes:

         (1) To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment;

         (2) To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio to (A) elect Trustees of Standish, Ayer & Wood Master Portfolio; (B) ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and (C) approve the Investment Advisory Agreement between the Portfolio and its investment adviser, Standish, Ayer & Wood, Inc.; and

         (3) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The subjects referred to above are discussed in the accompanying Proxy Statement. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on February 1, 1996 have the right to receive notice of and to vote at the Meeting. We urge you to complete, date, sign and promptly return the enclosed proxy card in order that the Meeting may be held and the Fund may avoid the additional expense of further solicitation.
                                 David W. Murray
                                 SECRETARY
February 16, 1996

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                           STANDISH FIXED INCOME FUND
                                   A SERIES OF
                   STANDISH, AYER & WOOD INVESTMENT TRUST
                             One Financial Center
                          Boston, Massachusetts 02111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Standish, Ayer & Wood Investment Trust (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders of Standish Fixed Income Fund (the "Fund"), a series of the Trust, to be held on March 29, 1996, at 10:00 a.m. (Boston time) at the offices of the Trust, One Financial Center, 26th Floor, Boston, MA 02111 (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 16, 1996 to shareholders of record at the close of business on February 1, 1996 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 108,814,442 shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         The executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE TRUST AT THE ADDRESS SET FORTH ABOVE OR BY CALLING 1-800-221-4685 (TOLL
FREE).

         IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

         In order that your Shares may be represented at the Meeting, you are requested to:

         - indicate your instructions on the enclosed proxy card;

         - date and sign the proxy card;

         - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         - allow sufficient time for the proxy card to be received by 10:00 a.m. on March 29, 1996.


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PROPOSAL 1: TO APPROVE AND TO IMPLEMENT A NEW INVESTMENT POLICY AND TO AMEND
CERTAIN INVESTMENT RESTRICTIONS

                                     SUMMARY

     The Trustees of the Trust have approved, and are submitting to the shareholders of the Fund for approval, the adoption and implementation of a new investment policy for the Fund and the amendment of certain of the Fund's fundamental investment restrictions to permit the Fund to invest all of its investable assets ("Investable Assets") in the Fixed Income Portfolio (the "Portfolio"). The Portfolio, a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), has substantially the same investment objective, policies and restrictions as the Fund. The adoption and implementation of the new investment policy and changes in the Fund's investment restrictions for the Fund are subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest all the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the Hub and Spoke(R) master-feeder fund structure.1

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe that the Fund's conversion to the Hub and Spoke master-feeder fund structure will be advantageous to the shareholders of the Fund in several respects. Please see "Recommendation of the Board of Trustees" on page 7 of this Proxy Statement for a discussion of the Trustees' recommendation.

                              NEW INVESTMENT POLICY

         The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy for the Fund, I.E., to invest all of the Fund's Investable Assets in the Portfolio. The Portfolio is a series of the Portfolio Trust, a newly formed trust to be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") serves as the Fund's investment adviser and, subject to shareholder approval, will serve as the Portfolio's investment adviser. By investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

         To the extent required by applicable law or the Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the Trustees of the Trust to implement the Fund's conversion to the Hub and Spoke
--------
1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

master-feeder fund structure. If this Proposal is approved by the shareholders of the Fund and the Trustees are satisfied with certain tax matters discussed below, the Trustees intend to convert the Fund to the Hub and Spoke master-feeder fund structure on or about the close of business on March 29, 1996 or such later date as the Trustees may approve.

         The Trustees expect to implement the Fund's conversion to the Hub and Spoke master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

         To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve the changes in investment restrictions and adopt and authorize the implementation of the new investment policy described in this Proposal, and the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser.

         Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its directors and its other contractual arrangements with the Trust, see pages 13-16 of this Proxy Statement.

         Upon exchange of its Investable Assets for an interest in the Portfolio, the Fund will retain the services of Standish under an administration agreement. Under the administration agreement, Standish would provide the Fund with general office facilities, supervise the overall administration of the Fund and allow the Fund to use the name "Standish." In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For these services, Standish currently will not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish for its services under the administration agreement.

                              COMPARATIVE EXPENSES

         The following table shows the actual expenses of the Fund for the fiscal year ended December 31, 1995 and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the Hub and Spoke master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period.

                                                  AGGREGATE PRO FORMA EXPENSES
                                                  (ASSUMING THAT THE
                                                  AVERAGE DAILY NET ASSETS
                                                  INVESTED BY THE FUND IN THE
                                      ACTUAL      PORTFOLIO WERE $1,990,153,768)
                                     EXPENSES
ANNUAL FUND OPERATING EXPENSES
Investment advisory fees............  0.32%            0.32%
12b-1 distribution expenses.........  none             none
Other expenses......................  0.05%            0.05%*
                                      -----            -----
Total Operating Expenses............  0.37%            0.37%*
                                      =====            =====

Example                            1 YR.       3 YRS.      5 YRS.        10 YRS.
                                   -----       ------      ------        -------

You would pay the following
expenses on a hypothetical
$1,000 investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each time period:               $4         $12           $21           $47

         THE INFORMATION IN THE HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

         If the Fund is converted to the Hub and Spoke master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between December 31, 1995 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

     *After expense limitation. Standish has voluntarily agreed to limit the master- feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Other Expenses and Total Operating Expenses are estimated to be on a pro forma combined basis approximately 0.06% and 0.38%, respectively. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

                               TAX CONSIDERATIONS

     The Trust will apply for a ruling from the Internal Revenue Service ("IRS") to the effect that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes. Management of the Trust currently intends to proceed with the transfers only upon the issuance of a favorable ruling by the IRS or the availability of an opinion of tax counsel with respect to the matters requested in the Ruling. There can be no assurance that such Ruling will be issued or such an opinion will be available.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirement imposed by the Code. Under current law, so long as the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the Commonwealth of Massachusetts. The Portfolio is organized and intends to conduct its operations in a manner such that it also will not be required to pay any federal or Massachusetts income or excise taxes.

                          DESCRIPTION OF THE PORTFOLIO

         The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (I.E., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in nonfundamental investment policies or restrictions would not require such approval. Shareholders of the Fund will receive at least thirty days prior written notice with respect to any change of the Portfolio's investment objective. As a fundamental policy, the Fund's investment objective may not be changed without shareholder vote. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment in the Portfolio. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for the obligations of the Portfolio up to the amount of its interest in the Portfolio. In addition, holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

         The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on page 10 of this Proxy Statement.

              PROPOSED AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS

         The Trustees have approved, subject to a shareholder vote, the amendment of the investment restrictions of the Fund to permit the Fund to invest all of its Investable Assets in the Portfolio. The proposed amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders. Certain of the Fund's investment restrictions may be deemed to prohibit the Fund from seeking its investment objective by investing all of its Investable Assets in the Portfolio. (See Investment Restrictions 1, 4, and
5 in Exhibit A.)

         The investment restrictions for the Fund would be amended to provide that "NOTWITHSTANDING THE CURRENT INVESTMENT RESTRICTIONS, THE FUND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES," AS DEFINED IN THE 1940 ACT, OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND".

         Additional changes are necessary to certain non-fundamental investment restrictions of the Fund in order to make the Fund's current restrictions consistent with the foregoing exception. The complete list of proposed investment restrictions with respect to the Fund is attached as Exhibit A. These proposed investment restrictions have been marked to show changes from the Fund's current investment restrictions. Proposed additions are highlighted and proposed deletions are struck out.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that the Hub and Spoke master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio. Since certain of these other vehicles would not otherwise invest in the Fund due to tax and other reasons, additional assets should be attracted to the Portfolio, thus increasing the Portfolio's asset base. This anticipated larger asset base will be advantageous to the shareholders of the Fund in several respects. The following and other factors were considered by the Board in approving the Fund's conversion to the Hub and Spoke master-feeder fund structure.

         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the Hub and Spoke master-feeder fund structure. Currently, the Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio.

         Second, to the extent that the Portfolio will have a larger asset base than that of the Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to be beneficial to shareholders of the Fund and other investors in the Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of the Portfolio would permit the purchase of investments in larger denominations than the Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of the Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolio by entities in addition to the Fund. There can, however, be no assurance that either an increase in assets of the Portfolio or the benefits described above will be realized and no such benefits are anticipated until other investors invest their assets in the Portfolio.

         The Trustees also recognized that the Adviser could benefit from the proposed Hub and Spoke master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. These additional investors may include other investment companies or advisory accounts advised by the Adviser. In addition, this structure could attract corollary advisory and related fees to the Adviser with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and have considered the expense limitation voluntarily agreed to by Standish. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Hub and

Spoke master-feeder fund structure, the Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of the Trust) have concluded that it would be in the best interests of the Fund and its shareholders to approve the adoption and implementation of a new investment policy and the amendment of certain investment restrictions to enable the Fund to invest all of its Investable Assets in the Portfolio.

                                  REQUIRED VOTE

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Fund. Under the 1940 Act, this means that to be approved, the Proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1.

         In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain Standish, Ayer & Wood, Inc. as the investment adviser for the Fund to manage the Fund's assets through directly investing in securities, and the advisory agreement with Standish, Ayer & Wood, Inc. would continue in effect in its current form.

PROPOSAL 2: AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio Trust is expected to ask the Fund as an initial holder in the Portfolio to vote on such matters. Any vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

         (A)      Elect a Board of Trustees of the Portfolio Trust;
         (B) Ratify the selection of Coopers & Lybrand as the independent accountants of the Portfolio; and
         (C) Approve the Investment Advisory Agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Standish, Ayer & Wood, Inc.

         The Trust on behalf of the Fund will cast its votes on each matter in the same proportions as the votes cast by the Fund's shareholders. At the present time it is anticipated that there will be at least two holders of interests with respect to the Portfolio. However, the Fund is expected initially to own substantially all of the interests in the Portfolio.

PROPOSAL 2(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST

         It is the present intention that the enclosed proxy will, unless marked to the contrary, be used for the purpose of authorizing the Trust to vote FOR the election of the seven nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's Declaration of Trust. Please note that each of the nominees currently serves as a Trustee of the Trust and has consented to serve as a Trustee of the Portfolio Trust if elected at the Meeting. Pursuant to the Declaration of Trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Trustees.

         Should any nominee withdraw from the election or otherwise be unable to serve (an event not now anticipated), the Trust will vote FOR the election of such substitute nominee as the Board of Trustees of the Portfolio Trust may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon or a decision is made to reduce the number of Trustees serving on the Board). The following table sets forth certain information about the nominees:

                                     BUSINESS EXPERIENCE
NAME                      AGE       DURING PAST FIVE YEARS

D. Barr Clayson*          60        Vice President and Managing Director,
                                    Standish, Ayer & Wood, Inc.; President,
                                    Standish International Management Company,
                                    L.P.

Samuel C. Fleming         55        Chairman of the Board and Chief Executive
                                    Officer, Decision Resources, Inc.; through
                                    1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman      51         William Joseph Maier Professor of Political
                                     Economy, Harvard University

John H. Hewitt            60         Trustee, The Peabody Foundation; Trustee,
                                     Visiting Nurse Alliance of Vermont and New
                                     Hampshire

Edward H. Ladd*           58         Chairman of the Board and Managing
                                     Director, Standish, Ayer & Wood, Inc.;
                                     formerly, President of Standish, Ayer &
                                     Wood, Inc.

Caleb Loring III          52         Trustee, Essex Street Associates (family
                                     investment trust office); Director, Holyoke
                                     Mutual Insurance Company

Richard S. Wood*          41         Vice President, Secretary and Director,
                                     Standish, Ayer & Wood, Inc.; Executive Vice
                                     President, Standish International
                                     Management Company, L.P.

*Interested Person of the Portfolio Trust by reason of his affiliation with the Adviser.

         Messrs. Fleming, Friedman, Hewitt and Loring, each of whom is an Independent Trustee, are members of the Committee of the Independent Trustees of the Portfolio Trust which is chaired by Mr. Fleming. The Portfolio Trust has not yet held any meetings of this Committee. The Committee of the Independent Trustees, among other things, (1) will serve as the liaison between the independent auditors and the Portfolio Trust's management as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of each Portfolio's assets; (2) will seek to assure the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests; and (3) will review the scope of the audit, the financial results of each series of the Portfolio Trust for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby will assist the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices.

         As of January 15, 1996, no officer or Trustee or nominee for election as Trustee of either the Trust or the Portfolio Trust, individually or as a group, directly or indirectly beneficially owned more than 1% of the outstanding shares of the Fund or the Portfolio.

         No fees have been paid by the Portfolio Trust to date to the nominees for election as Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees for the fiscal year ending December 31, 1996. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                          PENSION OR           TOTAL
                                          RETIREMENT           COMPENSATION
                        AGGREGATE         BENEFITS             FROM PORTFOLIO
                        COMPENSATION      ACCRUED AS           AND OTHER
                        FROM THE          PART OF              FUNDS IN
NAME OF TRUSTEE         PORTFOLIO*    PORTFOLIO'S EXPENSES     COMPLEX**
---------------         ---------     --------------------     ----------
D. Barr Clayson             $0                $0                    $0
Samuel C. Fleming       18,001                 0                41,750
Benjamin M. Friedman    15,855                 0                36,750
John H. Hewitt          15,855                 0                36,750
Edward H. Ladd               0                 0                     0
Caleb Loring, III       15,855                 0                36,750
Richard S. Wood              0                 0                     0

------------
* Estimated. The Portfolio Trust is newly organized and has not paid any Trustee's fees.
** As of the date of this Proxy Statement, there were 14 mutual funds in the fund complex.

                                  REQUIRED VOTE


         Approval of the election of the Trustees of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(A).

PROPOSAL 2(B): RATIFICATION OF SELECTION OF ACCOUNTANTS

         The Trustees of the Portfolio Trust, including a majority of the Independent Trustees, have selected Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, as independent accountants for the fiscal year ending December 31, 1996. The employment of such auditors is expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities" (as defined above in Proposal 1) of the Portfolio at any meeting called for the purpose to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Coopers & Lybrand, L.L.P., an affiliate of Coopers & Lybrand, currently serves as the independent accountants of the Fund and for Standish. The Fund will be informed that no member of Coopers & Lybrand has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in each Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

         Representatives of Coopers & Lybrand are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Coopers & Lybrand present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies, unless marked to the contrary, will be voted in favor of authorizing the Trust to ratify the selection of Coopers & Lybrand as the independent accountants employed by the Portfolio Trust to sign or certify financial statements required to be signed or certified by independent accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1996.

                                  REQUIRED VOTE

         Approval of the selection of Coopers & Lybrand as independent accountants of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2(B).

PROPOSAL 2(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO TRUST AND STANDISH, AYER & WOOD, INC.

         Standish, Ayer & Wood, Inc. (the "Adviser" or "Standish"), One Financial Center, Boston, Massachusetts 02111, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust and to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         Edward H. Ladd is the Chairman of the Board of Directors and Managing Director of Standish. The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb
F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.

Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood. Please see Exhibit B to this Proxy Statement for a list of each officer and Trustee of the Portfolio Trust who is an officer, employee or director of Standish.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. In addition to the Fund, the Adviser provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Equity Fund, Standish Fixed Income Fund II, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Securitized Fund, Standish Short-Term Asset Reserve Fund and Standish Small Capitalization Equity Fund, which had net assets of $8 million, $89 million, $8 million, $33 million, $33 million, $55 million, $243 million and $180 million respectively, at December 31, 1995. Standish also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. An affiliate of the Adviser, Standish International Management Company, L.P. ("SIMCO"), acts as investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $59 million, $804 million and $138 million at December 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

         In order so that the Portfolio Trust not be deemed to be engaged in a "trade or business within the United States" under Section 864 of the Code, certain services must be performed on behalf of the Portfolio Trust outside the United States. The Portfolio Trust's compliance with these requirements will not subject investors in the Portfolio Trust that are not otherwise subject to taxation in the United States to U.S. taxation solely by reason of being an investor in the Portfolio Trust. In this regard, it is expected that IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI ("IBT"), will serve as the Portfolio Trust's administrator (the "Portfolio Administrator") pursuant to an administration agreement. As Portfolio Administrator, IBT will manage the affairs of the Portfolio Trust and will currently receive a fee from the Portfolio in the amount of $7,500 annually. Standish currently provides similar administrative services to the Fund without additional compensation.

         In recommending that the shareholders of the Fund authorize the Fund to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. Before making this recommendation, the Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc. The Trustees' review and evaluation of certain of these materials was made with respect to the Fund in November 1995.

         TERMS OF THE PROPOSED ADVISORY AGREEMENT

         The terms of the Proposed Advisory Agreement are substantially the same as the terms of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Current Advisory Agreement"), except: (i) the date of execution and the initial term; and (ii) as described above administrative services will be provided to the Portfolio by IBT under a separate administrative services agreement, which services are currently performed by Standish with respect to the Fund under the Current Advisory Agreement. The approval by Fund shareholders of this proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the Hub and Spoke master-feeder fund structure.

         The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit C.

         ADVISORY FEES AND EXPENSE LIMITATION. The rate at which the advisory fee is payable by the Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement is payable by the Fund at a rate equal on an annual basis to 0.40% of the first $250 million of average daily net assets and 0.35% of net assets in excess of $250 million. Effective April 17, 1991, the Adviser voluntarily undertook to reduce the fee on average daily net assets in excess of $500 million to 0.30% of average daily net assets. The fee is computed daily and paid monthly. For the fiscal year ended December 31, 1995, the advisory fee paid by the Fund amounted to $6,360,151, which represented 0.32% of the Fund's average daily net assets. No other amounts were paid by the Fund to Standish during the last fiscal year.

         The advisory fee under the Proposed Advisory Agreement will be payable monthly by the Portfolio at a rate equal on an annual basis to 0.40% of the first $250 million of average daily net assets, 0.35% of the next $250 million of average daily net assets and 0.30% of net assets in excess of $250 million. Upon conversion of the Fund to the Hub and Spoke master-feeder fund structure, the Current Advisory Agreement with the Fund will be terminated and the advisory function will be performed by the Adviser under the Proposed Advisory Agreement. As such, although the Fund will not directly pay any advisory fees to the Adviser, it will indirectly bear its proportionate share of the advisory fees paid by the Portfolio to the Adviser pursuant to the Proposed Advisory Agreement.

     As discussed in Proposal 1, Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale.

         ADVISORY SERVICES. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, Standish is responsible for providing continuously an investment program for the

     Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, Standish will be required to determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. Standish will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto, including supervision of the Portfolio Administrator except that Standish will not perform such administrative services that would cause the Portfolio to be engaged in a U.S. trade or business.

         The Fund's portfolio manager is Caleb F. Aldrich, who has been primarily responsible for the day-to-day management of the Fund's portfolio since January, 1993. If the Proposed Advisory Agreement is approved, it is intended that Mr. Aldrich would serve as the Portfolio's portfolio manager. During the past five years, Mr. Aldrich has served as a Director (since 1992) and Vice President of the Adviser.

         EXPENSES. Under the Proposed Advisory Agreement, the Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Portfolio Trust's administrator and custodian, or interest and other like expenses properly payable by the Portfolio Trust.

         APPROVAL AND TERMINATION PROVISIONS. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         STANDARD OF CARE. The Proposed Advisory Agreement further provides that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

EXPENSES

         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the Proposed Advisory Agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio Administrator. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of this respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $7,455,661, which represented 0.37% of the Fund's average net assets.

                                  REQUIRED VOTE

         Approval of the Portfolio Trust's Proposed Advisory Agreement with the Adviser requires a Majority Investor Vote as defined above.

         THE TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3(C).

          In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

         At the close of business on February 1, 1996, no person owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                                  OTHER MATTERS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Standish, Ayer & Wood Investment Trust, One Financial

Center, Boston, Massachusetts 02111, c/o Richard S. Wood, President so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. If shareholders desire additional information about the matters proposed for action, the Trust's management will be pleased to hear from them and provide further information.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except that where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         Shares of the Fund (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         Adoption by the shareholders of the Fund of each proposal requires the affirmative vote of the lesser of (i) 67% or more of outstanding shares of the Fund present at the Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares are represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

 EXPENSES AND METHODS OF SOLICITATION

         The costs of the Meeting, including the solicitation of proxies will be paid by Standish. Persons holding shares as nominees will be reimbursed by Standish, upon request, for their reasonable expenses of forwarding soliciting material to the principals of the accounts. In addition to the mailing of these proxy materials, proxies may be personally solicited by Trustees, officers and employees of the Trust, by personnel of Standish and of the Fund's transfer agent, Investors Bank & Trust Company, or by a professional solicitation organization in person or by telephone.

Dated: February 16, 1996


SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A

                             INVESTMENT RESTRICTIONS

         Proposed additions are highlighted and proposed deletions are struck out.

         AS A MATTER OF FUNDAMENTAL POLICY, THE FUND may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Fund may enter into repurchase agreements with respect to 5% of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

         NOTWITHSTANDING ANY FUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the FUND'S net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b. Invest in companies for the purpose of exercising control or management.

c. Purchase securities of any other investment company except as part of a merger, consolidation or acquisition of assets.

d.       Purchase or write options, except as described under "Strategic
         Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.

f. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the PORTFOLIO'S investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

h.       Invest more than an aggregate of 15% of the net assets of the Fund in
         (a) repurchase agreements which are not terminable within seven days,
         (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities, including nonnegotiable fixed time deposits.

         NOTWITHSTANDING ANY N0NFUNDAMENTAL POLICY, THE FUND MAY INVEST ALL OF ITS ASSETS (OTHER THAN ASSETS WHICH ARE NOT "INVESTMENT SECURITIES" (AS DEFINED IN THE 1940 ACT) OR ARE EXCEPTED BY THE SEC) IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AS THE FUND.

EXHIBIT B

         The Trustees and officers of the Portfolio Trust who are also directors, officers or employees of Standish are listed below. The address of each such person is c/o Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111.

                       POSITION HELD                 POSITION WITH
NAME                   WITH THE TRUST                STANDISH

D. Barr Clayson        Vice President                 Vice President and
                       and Trustee                    Managing Director

Edward H. Ladd         Trustee and                    Chairman of the Board
                       Vice President                 and Managing Director

Richard S. Wood        President                      Vice President,
                       and Trustee                    Secretary and Director

James E. Hollis III    Executive Vice                 Vice President and
                       President                      Director

David W. Murray        Treasurer and                  Vice President, Treasurer
                       Secretary                      and Director

Beverly E. Banfield    Vice President                 Vice President and
                                                      Compliance Officer

Lavinia B. Chase       Vice President                 Vice President

Anne P. Herrmann       Vice President                 Mutual Fund
                                                      Administrator

Denise B. Kneeland     Vice President                 Senior Operations Manager

EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of this day of , 1996, by and between Standish, Ayer
& Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Portfolio Trust") and Standish, Ayer & Wood, Inc., a Massachusetts corporation (the "Adviser").

                              W I T N E S S E T H:

        WHEREAS, the Portfolio Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the assets held by the Trustees of the Portfolio Trust may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes; and

        WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Portfolio Trust desires to retain the Adviser to furnish investment advisory services to the Standish Fixed Income Portfolio (the "Portfolio"), a separate fund of the Portfolio Trust, and the Adviser is willing to furnish such services;

        NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

        I. APPOINTMENT OF THE ADVISER. The Portfolio Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

         II. DUTIES OF THE ADVISER. A. The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Portfolio Trust what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio will be held uninvested, and shall, on behalf of the Portfolio Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Portfolio Trust and to the provisions of the Portfolio Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Portfolio Trust, cause the Portfolio to be engaged in a "trade or business within the United States", as such term is used in Section 864 of the Internal Revenue Code of 1986, or any successor statute. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

        B. The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.

        III. COMPENSATION OF THE ADVISER. A. As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Portfolio Trust agrees to pay to the Adviser a fee equal at an annual rate to 0.40% of the Portfolio's first $250 million of average daily net assets, 0.35% of the Portfolio's next $250 million of average daily net assets, and 0.30% of the Portfolio's average daily net assets in excess of $500 million. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fee, the Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Portfolio's current prospectus and statement of additional information.

        B. The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

        IV. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Trust in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; PROVIDED, HOWEVER, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

        V. TERM AND TERMINATION. A. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually 1. by either the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event,
2. by vote of a majority of the Trustees of the Portfolio Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        B. This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

        C. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

        VI. LIMITATION OF LIABILITY. The phrase "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the

Agreement and Declaration of Trust of the Portfolio Trust dated January __, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Portfolio Trust hereunder shall not be binding upon any of the Trustees, interest-holders, nominees, officers, agents or employees of the Portfolio Trust, personally, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust of the Portfolio Trust. The execution and delivery of this Agreement have been authorized by the Trustees and interest-holders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio Trust, acting as such, and neither such authorization by such Trustees and interest-holders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STANDISH, AYER & WOOD MASTER
PORTFOLIO, on behalf of STANDISH
FIXED INCOME PORTFOLIO

Attest:

By:

Its:

STANDISH, AYER & WOOD, INC.

Attest:

By:

Its:

                                  PROXY BALLOT
                           STANDISH FIXED INCOME FUND
                                   A SERIES OF
                     STANDISH, AYER & WOOD INVESTMENT TRUST
PROXY                                                                  PROXY



The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, David W. Murray and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Standish Fixed Income Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), to be held at the offices of the Trust, One Financial Center, 26th Floor, Boston, Massachusetts 02111, on March 29, 1996, at 10:00 a.m., or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1) TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT AND TO IMPLEMENT A NEW INVESTMENT POLICY TO AUTHORIZE THE FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO (THE "PORTFOLIO"), A SERIES OF A SEPARATE OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO TRUST") HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS TO PERMIT SUCH INVESTMENT.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

TO CONSIDER AND ACT UPON PROPOSALS TO AUTHORIZE THE TRUST TO VOTE AS A HOLDER OF AN INTEREST IN THE PORTFOLIO TO:

2A)        ELECT TRUSTEES OF THE PORTFOLIO TRUST;

        ---
        --- FOR ALL NOMINEES LISTED BELOW
        ---
        --- VOTE WITHHELD FOR ALL NOMINEES LISTED BELOW
        ---
        --- FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
                BELOW BY STRIKING OUT THE NAME OF A NOMINEE)

                       D. BARR CLAYSON, SAMUEL C. FLEMING,
                      BENJAMIN M. FRIEDMAN, JOHN H. HEWITT,
              EDWARD H. LADD, CALEB LORING III AND RICHARD S. WOOD

2B) RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO; AND

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

2C) APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND ITS INVESTMENT ADVISER, STANDISH, AYER & WOOD, INC.

        ---                       ---                           ---
        --- FOR                   --- AGAINST                   --- ABSTAIN

3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



           SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2B, 2C, AND 3 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                               Dated: ___________________, 1996

                                               ________________________________

                                               ________________________________

                                               ________________________________
                                                       Signature(s)

     In signing, please write name(s) exactly as your account is registered. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.